December 5, 2008

William Blair Funds

CLASS I PROSPECTUS

Ready Reserves Fund

This prospectus contains important information about Class I shares of the Ready Reserves Fund, including its investment objectives. For your benefit and protection, please read it before you invest and keep it for future reference. This prospectus relates only to the Class I shares of the Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

William Blair Funds

222 West Adams Street

Chicago, Illinois 60606

WILLIAM BLAIR READY RESERVES FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Ready Reserves Fund seeks current income, a stable share price and daily liquidity.

MAIN INVESTMENT STRATEGIES:    The Fund invests primarily in short-term U.S. dollar-denominated domestic money market instruments, which include securities issued by domestic companies; the U.S. Government, its agencies and instrumentalities; and U.S. banks. The Fund invests exclusively in securities that are high-quality, which means that they are rated in the top two investment categories. The Fund reserves the right to invest more than 25% of its assets in the domestic banking industry. The Fund is designed to be highly liquid and seeks to maintain a net asset value of $1.00 per share.

MAIN RISKS OF INVESTING:    Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. As with any money market fund, there is a risk that the issuers or guarantors of securities will default on the payment of principal or interest or the obligation to repurchase securities from the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because the Fund may concentrate its assets in the banking industry, the Fund’s performance may depend in large part on that industry. Of course, for all mutual funds there is the risk that a strategy used by William Blair & Company, L.L.C. (the “Advisor”) may fail to produce its intended result.

FUND PERFORMANCE HISTORY

Annual Total Returns.    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The bar chart below provides an illustration of how the Fund’s performance has varied in each of the last ten calendar years. The Fund’s past performance does not necessarily indicate how it will perform in the future.

Annual Total Returns (Class N Shares)(1)

Highest Quarterly Return 1.52% (3Q00)	Lowest Quarterly Return 0.21% (3Q04)

(1)	Although the Class I shares have been registered since 1999, they were not previously offered. As a result, the Class I shares do not have returns to report. Returns for the Class N shares of the Fund, which are offered in a separate prospectus, are reported instead. The returns for the Class I shares will be substantially similar to those of the Class N shares shown in the chart below because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the Class I shares will differ from the Class N shares only to the extent that the expenses of the classes differ.

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Average Annual Total Returns.    The following table compares the Fund’s Class N average annual total returns for the periods ended December 31, 2007, to a broad-based securities market index.

	1 Year	5 Years	10 Years
Ready Reserves Fund	4.75%	2.64%	3.36%
AAA Rated Money Market Funds*	4.48%	2.51%	3.33%

*	The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial Data. Expenses are not included.

Yield:    You may obtain the most current yield information for the Fund by calling 1-800-742-7272.

FEES AND EXPENSES:    This section describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Shareholder fees.    Class I shares are no-load investments, so you will not pay any shareholder fees to buy shares, reinvest dividends in additional shares or exchange into the Class I shares of another William Blair Fund.

Annual Fund operating expenses are deducted from the Fund’s assets:

Management Fee	.24%
Service Fee	None
Other Expenses	0.04%

Total Annual Fund Operating Expenses	0.28%

Example:    This example is intended to help you compare the cost of investing in Class I shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

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FINANCIAL HIGHLIGHTS

The table below is intended to help you understand the Fund’s financial performance for the past five years and for the six months ended June 30, 2008. Certain information reflects financial results for a single Fund share. The total return figures show what an investor in the Fund would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request (see back cover). The information for the six months ended June 30, 2008 has not been audited.

William Blair Ready Reserves Fund (Class N Shares)

	Period Ended 6/30/2008		Periods Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01		0.05	0.04	0.03	0.01	0.01

Total from investment operations	0.01		0.05	0.04	0.03	0.01	0.01
Less distributions from:
Net investment income (loss)	0.01		0.05	0.04	0.03	0.01	0.01

Total distributions	0.01		0.05	0.04	0.03	0.01	0.01

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return (%)	1.40	(a)	4.75	4.47	2.62	0.80	0.66
Ratios to average daily net assets (%):
Expenses	0.62	(b)	0.63	0.63	0.64	0.65	0.66
Net investment income (loss)	2.78	(b)	4.75	4.38	2.57	0.80	0.66
Supplemental data:
Net assets at end of period (in thousands)	$1,488,726		$1,399,537	$1,195,593	$1,091,854	$1,092,940	$1,153,932

(a)	Total return is not annualized for periods less than one year.

(b)	Rates are annualized for periods that are less than one year.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Ready Reserves Fund is a series of William Blair Funds, an open-end management investment company. The Advisor provides management and investment advisory services to the Fund.

The following section takes a closer look at the investment objective of the Fund, its principal investment strategies, additional strategies and certain related investment risks. The Fund’s secondary strategies on investments are described in the Investment Glossary. In addition, the Statement of Additional Information contains more detailed information about certain of these practices, the potential risks and/or the limitations adopted by the Fund to help manage such risks. All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Of course, there can be no assurance that the Fund will achieve its objective.

Goal and Principal Strategies

The William Blair Ready Reserves Fund seeks current income, a stable share price and daily liquidity. The Fund invests exclusively in high-quality U.S. dollar-denominated money market instruments, including, but not limited to, those issued by companies, the U.S. Government and its agencies and instrumentalities, U.S. banks and municipalities. These instruments are considered to be among the safest investments available because of their short maturities, liquidity and high-quality ratings. The Fund reserves the right to invest more than 25% of its assets in the domestic banking industry. The Fund seeks to maintain a net asset value of $1.00 per share. Nevertheless, there is no guarantee that the objective of the Fund will be achieved or that the net asset value of $1.00 per share of the Fund will be maintained.

Additional Strategies and Risks

The Fund may also invest in U.S. dollar-denominated money market instruments issued by foreign banks, foreign governments and multinational organizations, such as the World Bank.

To the extent the Fund invests in short-term U.S. dollar-denominated foreign money market instruments, investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of, but not limited to, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war and expropriation.

The Fund may invest in asset-backed securities, repurchase agreements, Section 4(2) commercial paper, when-issued and delayed delivery securities and variable rate securities, which are more fully described in the Investment Glossary. The Investment Glossary also describes the Fund’s policies with regard to borrowing, concentration and diversification.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information and at www.williamblairfunds.com.

Portfolio Management

The Ready Reserves Fund is managed by Christopher Vincent.

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Christopher Vincent, a principal of William Blair & Company, L.L.C., has been a portfolio manager of the Fund since February 2003. Mr. Vincent oversees the fixed income team and is responsible for the day to day management of the Fund’s portfolio. He joined the firm in 2002. Previously, he was a managing director/senior portfolio manager with Zurich Scudder Investments for fourteen years. Prior to that he was with Ralston Purina Company for five years in the treasury department where he was responsible for fixed income investments for the company’s benefit plans. He has been affiliated with the Uhlich Children’s Home in Chicago since 1991 as a Trustee, Treasurer and Advisory Board member. He is on the Board of the CFA Society of Chicago and a member of the CFA Institute. Education: B.S., University of Missouri; M.B.A., Saint Louis University; and CFA.

The Statement of Additional Information provides additional information about Mr. Vincent, including his compensation, other accounts he manage and his ownership of securities in the Fund.

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INVESTMENT RISKS

Credit Risk.    The value of the Fund’s securities is subject to the ability of the issuers of such securities to make payment at maturity (credit risk). However, in the opinion of the Advisor, the risk of loss of principal should be reduced due to the relatively high quality of the investments in which the Fund primarily will invest. Obligations that are unrated are not necessarily of lower quality than those that are rated, but may be less marketable and, consequently, provide higher yields. Not all securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Such securities involve different degrees of government backing. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities in which the Fund may invest are backed by the full faith and credit of the United States, such as modified pass-through certificates issued by the Government National Mortgage Association, while others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation). Others are backed only by the credit of the issuer itself (such as obligations of the Student Loan Marketing Association). For a description of ratings, see Appendix B in the Statement of Additional Information.

Income Risk.    The Fund is subject to income risk, which is the risk that the income received by the Fund may decrease as a result of a decline in interest rates. The Fund’s income is based on short-term interest rates, which may fluctuate over short periods of time.

Private Placement Risk.    The Fund may invest in private placements. Investments in private placements may be difficult to sell at the time and at the price desired by the Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of the Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

Asset-Back Securities Risk.    The value of the Fund’s asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the market’s assessment of the quality of underlying assets.

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MANAGEMENT OF THE FUNDS

Trustees, Officers and Advisor.    The Board of Trustees of the William Blair Funds (the “Trust”) has overall management responsibility. The duties of the trustees and officers of the Trust include supervising the business affairs of the Trust, monitoring investment activities and practices and considering and acting upon future plans for the Trust. The Statement of Additional Information has the names of and additional information about the trustees and officers of the Trust. The Advisor, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, is responsible for providing investment advisory and management services to the Fund, subject to the direction of the Board of Trustees. The Advisor is also the principal underwriter and distributor of the Fund and acts as agent of the Trust in the sale of its shares (the “Distributor”). William Blair & Company, L.L.C. was founded over 70 years ago by William McCormick Blair. Today, the firm has over 900 employees including approximately 170 principals. The main office in Chicago houses all research and investment management services.

The Investment Management Department oversees the assets of the William Blair Funds, along with corporate pension plans, endowments and foundations and individual accounts. The department currently manages approximately $30 billion in equities, fixed-income securities and cash equivalents.

The Advisor firmly believes that clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of 38 portfolio managers, supported by a team of analysts. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940.

For the most recently completed fiscal year, the Ready Reserves Fund paid the Advisor a monthly investment management fee of .24% of the Fund’s average net assets.

The Ready Reserves Fund pays an advisory fee at a rate of 0.28% of the first $250 million of the Fund’s average daily net assets; plus 0.25% of the next $250 million of the Fund’s average daily net assets; plus 0.23% of the next $2 billion of the Fund’s average daily net assets; plus 0.20% of the Fund’s average daily net assets over $2.5 billion.

The Semi-Annual Report for the period ending June 30, 2008 contains a discussion regarding the factors the Board of Trustees considered for the renewal of the Investment Management Agreement.

Custodian.    The Custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian is responsible for custody of portfolio securities, fund accounting and the calculation of the Fund’s net asset value.

Transfer Agent and Dividend Paying Agent.    The Transfer Agent and Dividend Paying Agent is Boston Financial Data Services, Inc. (“BFDS”), 2 Heritage Drive, North Quincy, Massachusetts 02171.

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YOUR ACCOUNT

HOW TO BUY SHARES (By Mail, by Wire or by Telephone)

Eligibility and Minimum Investment.    The Fund is designed primarily for institutional investors. Fund shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor is required to open a single account with the Fund for all purposes. In certain cases, the Trust may request investors to maintain separate omnibus accounts for shares held by the investor for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary.

The minimum initial investment is $10 million or any lesser amount if, in the Trust’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $10 million. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application and corporate resolutions, if applicable. The Trust reserves the right to offer Fund shares without regard to the minimum purchase requirements to qualified or non-qualified employee benefit plans. The Trust does not impose any sales charges in connection with purchases of Fund shares, although Service Agents and other institutions may charge their clients fees in connection with purchases for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. The Fund does not issue share certificates. To add to an account, the minimum subsequent investment is $1.00. These minimum amounts may be changed at any time.

Purchase Price.    The Fund is sold at its public offering price, which is the net asset value per share that is next computed after receipt of your order in proper form by the Distributor, the Transfer Agent or a designated agent thereof. The net asset value per share of the Ready Reserves Fund normally will be $1.00. (For more information, see “Determination of Net Asset Value.”) If you fail to pay for your order, you will be liable for any loss to the Fund and, if you are a current shareholder, the Fund may redeem some or all of your shares to cover such loss.

Note:    All purchases made by check should be in U.S. dollars and made payable to William Blair Funds. Third party checks generally will not be accepted. When purchases are made by check or periodic account investment, the Fund may delay sending redemption proceeds until it determines that collected funds have been received for the purchase of such shares, which may be up to 15 calendar days.

Purchase in Kind.    You may, subject to the approval of the Fund, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment process, goal and philosophy) and that have values that are readily ascertainable in accordance with the Fund’s valuation policies. Call the Fund at 1-800-742-7272 if you would like to purchase Fund shares with other securities.

Right to Reject Your Purchase Order.    The Trust is required to obtain, verify and record certain information regarding the identity of shareholders. When opening a new account, the Trust will ask for your name, address, taxpayer identification number, date of birth and other information that identifies you. You may also be asked to show identifying documents. Applications without this information may not be accepted and orders may not be processed. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Fund or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

The Trust is required to comply with various federal anti-money laundering laws and regulations. As a result, the Trust may be required to “freeze” a shareholder account if the shareholder appears to be involved in suspicious activity or if account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or account proceeds to a government

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agency. The Trust may also be required to reject a purchase payment, block an investor’s account and consequently refuse to implement requests for transfers or withdrawals.

Short-Term and Excessive Trading.    The Fund is designed for liquidity needs and is not actively monitored for market timing. As a result, the Board of Trustees has determined that it would not be appropriate for the Fund to adopt policies and procedures with respect to frequent trading. Nevertheless, the Fund reserves the right to decline your purchase order upon receipt for any reason, including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm Fund performance. The Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

By Mail

Opening an Account.    Send your check and completed application to the Distributor or William Blair Funds, 222 West Adams Street, Chicago, Illinois 60606.

Adding to an Account.    To purchase additional shares, make out a check for the amount of your investment, payable to “William Blair Funds,” mail the check, together with a letter that specifies the portfolio name, the account number and the name(s) in which the account is registered. Send your check and letter to the Distributor or William Blair Funds, 222 West Adams Street, Chicago, Illinois 60606.

By Wire

Opening an Account.    First, call BFDS at 1-800-635-2886 (in Massachusetts, 1-800-635-2840) for an account number. Then instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

225 Franklin Street

Boston, Massachusetts 02110

Include the name of the Portfolio and the share class in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by BFDS and mail it to William Blair Funds, 222 West Adams Street, Chicago, Illinois 60606.

Adding to an Account.    To add to your account by wire, instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

225 Franklin Street

Boston, Massachusetts 02110

In your request, specify the Portfolio name and the share class in which you are investing, your account number, and the name(s) in which the account is registered. To add to an existing account by wire transfer of funds, you must have selected this option on your account application.

By Telephone

Opening an Account.    See “By Wire.”

To add to an existing account by telephone, you must have selected this option on your account application.

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HOW TO SELL SHARES (By Mail, by Wire or by Telephone)

You can arrange to take money out of your account by selling (“redeeming”) some or all of your shares. You may give instructions to redeem your shares by mail, by wire or by telephone, as described below. Redemption requests will be processed after the next daily dividend declaration at the net asset value next determined upon receipt by the Distributor of a proper redemption request. In this way, you will receive the net asset value of your shares and all declared but unpaid dividends on your shares through the date of redemption.

By Mail

Send your redemption request signed by all account owners to the Transfer Agent or to the Distributor, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606.

Written Redemption Requests Must Include:

—	a letter that contains your name, the Fund’s name and the dollar amount or number of shares to be redeemed; and

—	any other necessary documents, such as corporate resolutions, an inheritance tax consent or evidence of authority (for example, letters testamentary), dated not more than 60 days prior to receipt thereof by BFDS or the Distributor.

By Wire

To redeem some or all of your shares in any Funds by wire, you must have elected this option on your account application and attached to the application a voided, unsigned check or deposit slip for your bank account.

By Telephone

To redeem shares by telephone, you must have elected this option on your account application.    You may redeem some or all of your shares by telephone by calling the Transfer Agent.

Redemption Price.    The Fund’s net asset value normally will be $1.00. However, the redemption price that you receive for your shares may be more or less than the amount that you originally paid for them, depending upon their net asset value next calculated after receipt of your redemption request, in proper order.

Payment for Redeemed Shares.    Payment normally will be mailed to you at the address of record for your account by the third business day after receipt by the Distributor of a redemption request and any other required documentation and after any checks in payment for your shares have cleared.

Delayed Proceeds.    The Trust reserves the right to delay delivery of your redemption proceeds—up to seven days—or to honor certain redemptions with securities, rather than cash, as described in the next section.

Redemptions In Kind.    If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for each of the Fund’s shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. Notwithstanding the above, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net asset value during any 90-day period for any one shareholder of record.

Redemption by Check.    To redeem shares by check, you must have a brokerage account at the Distributor. If your application for the check-writing privilege is approved, you will be provided with checks that may be made

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payable to any person in an amount not less than $500 nor more than $9 million. There currently is no charge for this service and no limit on the number of checks that you may write; however, these provisions are subject to change.

The payee of the check may cash or deposit it like any other check drawn on a bank. When the check is presented for payment, a sufficient number of full and fractional shares from your account will be redeemed at their next-determined net asset value per share, usually $1.00, to cover the amount of the check. This enables you to continue earning daily dividends until the check clears. Canceled checks will be returned to you by State Street. For joint accounts, unless a single signer has been authorized on your account application, checks must be signed by all joint account owners.

The Trust may refuse to honor checks whenever the right of redemption has been suspended or postponed or whenever your account is otherwise impaired. For instance, your account would be considered to be impaired when: (1) there are insufficient assets to cover the check, (2) a “stop order” has been placed on the check, and (3) in other situations, such as where there is a dispute over ownership of your account. A $25 service fee may be charged when a check is presented to redeem shares in excess of the value of your account or for an amount less than $500.

HOW TO EXCHANGE SHARES (By Mail or by Telephone)

Subject to the following limitations, you may exchange shares of Class I shares into Class I shares of another Fund at their relative net asset values so long as the shares to be acquired are available for sale in your state of residence. Exchanges will be effected by redeeming your shares and purchasing shares of the other Fund or Funds requested. Shares of a William Blair Fund with a value in excess of $1 million acquired by exchange from another William Blair Fund may not be exchanged thereafter until they have been owned for 15 days (the “15 Day Hold Policy”).

By Mail

You may request an exchange of your shares by writing to William Blair Funds, Attention: Exchange Department, P.O. Box 8506, Boston, Massachusetts 02266-8506.

By Telephone

You may also exchange your shares by telephone by completing the appropriate section on your account application. Once your telephone authorization is on file, BFDS will honor your requests to redeem shares by telephone at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

Neither the Trust nor BFDS will be liable for any loss, expense or cost arising out of any telephone request pursuant to the telephone exchange privilege, including any fraudulent or unauthorized request, and you will bear the risk of loss, so long as the Trust or the Transfer Agent reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The verification procedures include (1) recording instructions, (2) requiring certain identifying information before acting upon instructions and (3) sending written confirmations.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends.    The Fund earns interest from short-term U.S. dollar denominated domestic money market instruments as well as net short-term capital gains from sales securities, all of which are passed through to shareholders as income dividends as long as expenses do not exceed income.

As a shareholder, you are entitled to your portion of the Fund’s net income. The Fund passes its earnings through to you as distributions. The Fund’s policy is to distribute substantially all net investment income. All

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distributions have the effect of immediately thereafter decreasing net asset value per share. Income dividends will be automatically reinvested in additional shares at net asset value on the reinvestment date, unless you specifically request otherwise (see “Shareholder Services and Account Policies—Dividend Options”). Cash payments are made by the Dividend Paying Agent shortly following the reinvestment date.

When Dividends are Paid

The Ready Reserves Fund’s net investment income will be declared at the close of regular trading on the New York Stock Exchange on each day that the Fund is open for business, which is generally 3:00 p.m., Central time, as a dividend to shareholders who were of record prior to the declaration.

The Fund may vary its dividend practices at any time. Income dividends from the Fund will vary from year to year. Dividends may be subject to withholding, as required by the Internal Revenue Service (see “Your Account—Federal Income Taxes”).

FEDERAL INCOME TAXES

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these federal income tax implications.

Taxes on Distributions.    The Fund’s distributions are subject to federal income tax and may also be subject to state or local taxes. Distributions may be taxable at different rates depending upon the type of security and the length of time the Fund holds the security. Your distributions are generally taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid before the following February 1 are treated as having been paid on December 31 of the calendar year declared for Federal income tax purposes. The Fund will inform you of the amount and nature of distributions paid.

Under the federal income tax laws, interest, dividends (other than “qualified dividend income”) and net short-term capital gains are taxed as ordinary income. It is not anticipated that the ordinary income dividends of the Fund will be eligible for the dividends-received deduction available to corporate shareholders or be treated as qualified dividend income.

Taxes on Transactions.    For the Ready Reserves Fund, so long as a net asset value of $1.00 is maintained, the sale or redemption of your shares will not result in a capital gain or loss.

Shareholders should consult their tax advisor about the application of the tax law in light of their particular situation before investing in the Fund.

For a more detailed discussion of federal income taxes, see the Statement of Additional Information.

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SHAREHOLDER SERVICES AND ACCOUNT POLICIES

The Fund provides a variety of services to help you manage your account.

Dividend Options.    You may choose to have your distributions reinvested in additional shares automatically or paid in cash by making the appropriate election on your account application. You may change your election at any time by providing written notice to BFDS. Dividends and distributions are treated the same for federal income tax purposes whether reinvested in additional shares or received in cash.

1. Automatic Dividend Reinvestment Plan.    The Fund automatically reinvests all income dividends and capital gain distributions in additional shares of stock at net asset value on the reinvestment date. (For more information, see “Your Account—Dividends and Distributions.”)

2. Cash-Dividend Plan.    You may choose to have all of your income dividends paid in cash. Any distributions you do not elect to have paid in cash will be reinvested automatically in additional shares at net asset value.

3. Automatic Deposit of Dividends.    You may elect to have all income dividends automatically deposited in a previously established bank account.

Written Confirmations.    Each purchase, exchange or redemption transaction is confirmed in writing to the address of record by giving details of the purchase or redemption.

Use of Intermediaries.    If you purchase or redeem shares through an investment dealer, bank or other institution, that institution may impose charges for its services. These charges would reduce your yield or return. You may purchase or redeem shares directly from the Fund or with the Transfer Agent without any such charges.

Transfer of Shares.    Fund shares may be transferred by a written request addressed to the Trust and delivered to BFDS, giving the name and social security or taxpayer identification number of the transferee and accompanied by the same signature guarantees and documents as would be required for a redemption, together with specimen signatures of all transferees.

Suspension of Offering.    The Trust reserves the right to withdraw all or any part of the offering made by this Prospectus, and the Trust or the Distributor may reject purchase orders. From time to time, the Trust may temporarily suspend the offering of shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund may be permitted to continue to purchase additional shares of the Fund, to have dividends reinvested and to make redemptions.

Shareholder Rights.    All shares of the Fund have equal rights with respect to dividends, assets and liquidation of the Fund and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of trustees, to elect all the trustees. All shares of the William Blair Funds will be voted in the aggregate, except when a separate vote by Fund is required under the Investment Company Act of 1940 (the “1940 Act”). Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Under Delaware law, the Trust is not required to hold shareholder meetings on an annual basis. As required by law, the Fund will, however, hold shareholder meetings when a sufficient number of shareholders request a meeting, or as deemed desirable by the Board of Trustees, for such purposes as electing or removing trustees, changing fundamental policies or approving an investment management agreement. (For additional information about shareholder voting rights, see the Statement of Additional Information.)

Householding.    In order to reduce the amount of mail you receive and to help reduce Fund expenses, the Fund generally sends a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-742-7272.

13

DETERMINATION OF NET ASSET VALUE

When and How Net Asset Value (“NAV”) is Determined

The Fund’s net asset value is the market value of its total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

The net asset value per share shall be determined as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m., Central time (4:00 p.m. Eastern time), on each day when the Exchange is open. The Ready Reserves Fund does not price its shares on days when the Exchange is closed for trading or on the observance of Columbus Day and Veterans Day. Accordingly, shares of the Ready Reserves Fund may not be purchased or redeemed on such days.

For the purposes of calculating the net asset value of the Ready Reserves Fund, portfolio securities are valued at their amortized cost, which means their acquisition cost adjusted for the amortization of a premium or discount. Securities for which a market price is not available or is deemed unreliable or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

14

INVESTMENT GLOSSARY

The following glossary explains some of the types of securities in which the Funds may invest, investment techniques they may employ, and some of the related risks. For more information, please see other sections of this prospectus, including the Summary, Investment Objective and Investment Strategies and Investment Risks, as well as the Statement of Additional Information.

Asset-Backed Securities.    The Fund may invest in asset-backed securities. Asset-backed securities represent interests in pools of loans, leases or other receivables. Asset-backed securities are primarily issued by non-government entities. The issuer’s obligation to make interest and/or principal payments is secured by the underlying pool or portfolio of securities.

Borrowing.    The Fund may borrow money from banks for the limited purposes to the extent allowable under the 1940 Act. Most borrowing is intended only as a temporary measure for extraordinary or emergency purposes, such as to help meet redemption requests, and not for leverage purposes.

Concentration.    The Fund reserves the right to invest more than 25% of its assets in the domestic banking industry.

Diversification.    The Fund will not purchase the securities of any issuer if, as a result, more than 5% of its total gross assets would be invested in such issuer. In addition, the Fund will not purchase more than 10% of the outstanding voting securities of any issuer. These limitations do not apply to U.S. Government securities or to government agency or instrumentality securities.

Illiquid Securities.    The Ready Reserves Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days.

Repurchase Agreements.    The Fund may invest in repurchase agreements. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. The repurchase agreement serves to fix the yield of the security during the Fund’s holding period. The Fund currently intends to enter into repurchase agreements only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In all cases, the Advisor must be satisfied with the creditworthiness of the seller before entering into a repurchase agreement. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the Fund could incur expenses and delays enforcing its rights under the agreement, and experience a decline in the value of the underlying securities and loss of income. Repurchase agreements maturing in more than seven days, together with any securities that are restricted as to disposition under the federal securities laws or are otherwise considered to be illiquid, will not exceed 10% of the Fund’s net assets.

Section 4(2) Paper.    The Fund may invest in commercial paper issued in reliance upon the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Exchange Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to the procedures approved by the Fund’s Board of Trustees, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation on illiquid securities. The Advisor monitors the liquidity of each investment in Section 4(2) paper on a continuing basis.

When-Issued and Delayed Delivery Securities.    From time to time, in the ordinary course of business, the Fund may purchase newly issued securities appropriate for the Fund on a “when-issued” basis, and may purchase

15

or sell securities appropriate for the Fund on a “delayed delivery” basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell particular securities, with payment and delivery to take place at a future date. These transactions allow the Fund to lock in an attractive purchase price or yield on a security the Fund intends to purchase. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase and settlement, no payment is made or received by the Fund and, for delayed delivery purchases, no interest accrues to the Fund. Because the Fund is required to segregate cash or liquid securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, the Advisor’s ability to manage the Fund’s assets may be affected by such commitments. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell them before the settlement date if it is deemed advisable.

Variable Rate Securities.    The Fund may invest in instruments having rates of interest that are adjusted periodically or that “float” continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments (“Variable Rate Securities”). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank’s prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Further, the Fund may invest in Variable Rate Securities that have a demand feature entitling the Fund to resell the securities to the issuer or a third party at an amount approximately equal to the principal amount thereof plus accrued interest (“Variable Rate Demand Securities”). As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Many of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer, and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules, which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies, if they have a stated maturity date of one year or less, or if they have demand features prior to maturity.

16

FOR MORE INFORMATION

More information about the Fund is available without charge, upon request, including the following:

Semi-Annual/Annual Reports

The Semi-Annual and audited Annual Reports to Shareholders include financial statements, detailed performance information, portfolio holdings and statements from the Fund managers. In the Annual Report, you will find a discussion of the market conditions and investment strategies that the Advisor believes significantly affected the Fund’s performance in its last fiscal year. Financial statements and the report of independent registered public accounting firm included in annual reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Fund. The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

To obtain information:

By telephone

Call: 1-800-635-2886

By mail

Write to:

William Blair Funds

222 West Adams Street

Chicago, Illinois 60606

or

Boston Financial Data Services, Inc.

(the Fund’s Transfer Agent)

P.O. Box 8506

Boston, MA 02266-8506

On the Internet

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, D.C. (1-202-551-5850) or, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room Section, Washington, D.C. 20549-0102.

No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or the Distributor. The Prospectus does not constitute an offering by the Trust or the Distributor in any jurisdiction in which such offering may not lawfully be made.

The Trust’s information, including but not limited to the Prospectus, SAI, Semi-Annual and Annual Reports and Account Application, can be viewed online at www.williamblairfunds.com.

William Blair Funds	December 5, 2008

Investment Company Act File No.: 811-5344

17

WILLIAM BLAIR FUNDS

222 WEST ADAMS STREET

CHICAGO, ILLINOIS 60606

(312) 364-8000

1-800-635-2886

(In Massachusetts 1-800-635-2840)

STATEMENT OF ADDITIONAL INFORMATION

Growth Fund

Tax-Managed Growth Fund

Large Cap Growth Fund

Small Cap Growth Fund

Mid Cap Growth Fund

Small-Mid Cap Growth Fund

Global Growth Fund

International Growth Fund

Institutional International Growth Fund

International Equity Fund

Institutional International Equity Fund

International Small Cap Growth Fund

Emerging Markets Growth Fund

Emerging Leaders Growth Fund

Value Discovery Fund

Bond Fund

Income Fund

Ready Reserves Fund

May 1, 2008, as revised December 5, 2008

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses of William Blair Funds (the “Trust”) dated May 1, 2008 and December 5, 2008 (for Class I shares of the Ready Reserves Fund only). The financial statements for the William Blair Funds for the year ended December 31, 2007 and the Report of Independent Registered Public Accounting Firm thereon and the unaudited financial statements for the William Blair Funds for the six months ended June 30, 2008 are incorporated by reference from the Annual Reports to Shareholders for the year ended December 31, 2007 and the Semi-Annual Reports to Shareholders for the Period ended June 30, 2008, respectively. The Prospectuses and Annual and Semi-Annual Reports to Shareholders may be obtained without charge by writing or calling the Trust.

i

ii

MANAGEMENT OF THE TRUST

Investment Advisor. As stated in the Prospectuses, William Blair & Company, L.L.C. (“Advisor”) is the Trust’s investment advisor and manager. Pursuant to a management agreement, the Advisor acts as each Fund’s advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. In addition to the advisory fee, each Fund pays the expenses of its operations, including a portion of the Trust’s general administrative expenses, allocated on the basis of the Fund’s net assets. Expenses that will be borne directly by each Fund include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying each Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

The management agreement for each Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such management agreement or interested persons of any such party except in their capacity as trustees of the Trust and (b) by the shareholders of the Fund or the Board of Trustees. The management agreement may be terminated at any time upon 60 days’ notice by either party; a Fund may terminate the management agreement either by vote of the Board of Trustees or by majority vote of the outstanding shares of the Fund. The management agreement may also be terminated at any time either by vote of the Board of Trustees or by majority vote of the outstanding voting shares of a Fund if the Advisor were determined to have breached the management agreement. The management agreement will terminate automatically upon assignment. The management agreement provides that the Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the management agreement.

Upon termination of the management agreement and when so requested by the Advisor, the Trust will refrain from using the name “William Blair” in its name or in its business in any form or combination.

For the services and facilities furnished to each Fund, the Trust pays the Advisor an advisory fee, which is accrued daily and paid monthly on the first business day of the following month. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

% of Average Daily Net Assets
Growth Fund	0.75%
Tax-Managed Growth Fund	0.80%
Large Cap Growth Fund	0.80%
Small Cap Growth Fund	1.10%
Mid Cap Growth Fund	0.95%
Small-Mid Cap Growth Fund	1.00%
Global Growth Fund	1.00%
International Growth Fund:
First $250 million	1.10%
In excess of $250 million	1.00%
Institutional International Growth Fund:
First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%
International Equity Fund:
First $250 million	1.10%
In excess of $250 million	1.00%
Institutional International Equity Fund:
First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%
International Small Cap Growth Fund	1.00%
Emerging Markets Growth Fund	1.10%

% of Average Daily Net Assets
Emerging Leaders Growth Fund	1.10%
Value Discovery Fund	1.10%
Bond Fund	0.30%
Income Fund:*
First $250 million	0.25%
In excess of $250 million	0.20%
Ready Reserves Fund:
First $250 million	0.275%
Next $250 million	0.250%
Next $2 billion	0.225%
In excess of $2.5 billion	0.200%

*	Management fee also includes a charge of 5% of gross income.

The Advisor has entered into a contractual agreement with each Fund listed below to waive fees and/or reimburse expenses, if necessary, in order to limit the Fund’s operating expenses to the levels reflected in the table below until April 30, 2009. The Advisor may continue to waive fees thereafter. The agreement terminates upon the earlier of April 30, 2009 or the termination of the management agreement.

	Class N	Class I	Institutional Class
Growth Fund	N/A	N/A	N/A
Tax-Managed Growth Fund	1.32%	1.07%	N/A
Large Cap Growth Fund	1.23	0.98	N/A
Small Cap Growth Fund	1.50	1.25	N/A
Mid Cap Growth Fund	1.36	1.11	N/A
Small-Mid Cap Growth Fund	1.36	1.11	N/A
Global Growth Fund	1.55	1.30	1.15
International Growth Fund	1.45	1.20	N/A
Institutional International Growth Fund	N/A	N/A	N/A
International Equity Fund	1.45	1.20	N/A
Institutional International Equity Fund	N/A	N/A	1.10
International Small Cap Growth Fund	1.65	1.40	1.25
Emerging Markets Growth Fund	1.70	1.45	1.25
Emerging Leaders Growth Fund	N/A	1.40	1.25
Value Discovery Fund	1.29	1.09	N/A
Bond Fund	0.65	0.50	0.35
Income Fund	0.85	0.70	N/A
Ready Reserves Fund	N/A	N/A	N/A

The Advisor has also agreed to reimburse the Trust should all operating expenses of the Growth Fund, Income Fund or Ready Reserves Fund, including the compensation of the Advisor but excluding taxes, distribution and shareholder services fees, interest, extraordinary expenses and brokerage commissions or transaction costs, exceed 1.50% of the first $30 million of average net assets of the Funds and 1.00% of average net assets over $30 million of the Funds on an annual basis.

For a period of three years subsequent to the Commencement of Operations (as noted below) of the Mid Cap Growth Fund, the Global Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund and the Bond Fund, the Advisor is entitled to reimbursement for previously waived fees and/or reimbursed expenses to the extent the overall expense ratio of the Fund remains below the percentage indicated above. The total amount available for recapture at December 31, 2007 was $203,000 for the Mid Cap Growth Fund, $50,000 for the Global Growth Fund, $134,000 for the International Small Cap Growth Fund, $566,000 for the Emerging Markets Growth Fund and $66,000 for the Bond Fund.

For the fiscal years ended December 31, 2007, 2006 and 2005, the investment advisory fees incurred by each Funds and related fee waivers were as follows:

2007	Gross Advisory Fee	Fee Waiver (Recovery)	Net Advisory Fee
Growth Fund	$2,377,820	$—	$2,377,820
Tax-Managed Growth Fund	$83,871	$73,800	$10,071
Large Cap Growth Fund	$218,671	$64,300	$154,371
Small Cap Growth Fund	$14,389,880	$—	$14,389,880
Mid Cap Growth Fund	$342,403	$93,000	$249,403
Small-Mid Cap Growth Fund	$1,118,499	$71,000	$1,047,499
Global Growth Fund[1]	$91,083	$50,200	$40,883
International Growth Fund	$72,836,354	$—	$72,836,354
Institutional International Growth Fund	$19,530,306	$—	$19,530,306
International Equity Fund	$3,778,213	$182,000	$3,596,213
Institutional International Equity Fund	$6,113,822	$(135,000)	$6,113,822
International Small Cap Growth Fund	$3,394,214	$—	$3,394,214
Emerging Markets Growth Fund	$11,211,966	$—	$11,211,966
Value Discovery Fund	$992,682	$231,000	$761,682
Bond Fund[2]	$113,749	$66,000	$47,749
Income Fund	$1,292,398	$—	$1,292,398
Ready Reserves Fund	$3,038,607	$—	$3,038,607

[1]	The fees shown paid by the Global Growth Fund for 2007 are for the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
[2]	The fees shown paid by the Bond Fund for 2007 are for the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

2006	Gross Advisory Fee	Fee Waiver (Recovery)	Net Advisory Fee
Growth Fund	$1,892,812	$—	$1,892,812
Tax-Managed Growth Fund	$68,779	$68,779	$0
Large Cap Growth Fund	$146,914	$72,200	$74,714
Small Cap Growth Fund	$12,194,780	$—	$12,194,780
Mid Cap Growth Fund[1]	$109,312	$109,312	$0
Small-Mid Cap Growth Fund	$825,307	$58,100	$767,207
International Growth Fund	$54,270,591	$—	$54,270,591
Institutional International Growth Fund	$16,295,169	$—	$16,295,169
International Equity Fund	$2,672,374	$267,300	$2,405,074
Institutional International Equity Fund	$4,069,343	$94,300	$3,975,043
International Small Cap Growth Fund	$1,261,788	$80,000	$1,181,788
Emerging Markets Growth Fund	$5,364,092	$356,000	$5,008,092
Value Discovery Fund	$833,191	$310,300	$522,891
Income Fund	$1,530,531	$—	$1,530,531
Ready Reserves Fund	$2,827,385	$—	$2,827,385

[1]	The fees shown paid by the Mid Cap Growth Fund in 2006 are for the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.

2005	Gross Advisory Fee	Fee Waiver (Recovery)	Net Advisory Fee
Growth Fund	$1,873,056	$—	$1,873,056
Tax-Managed Growth Fund	$47,769	$61,300	$(13,531)
Large Cap Growth Fund	$82,481	$87,200	$(4,719)
Small Cap Growth Fund	$8,100,839	$—	$8,100,839
Small-Mid Cap Growth Fund	$493,748	$51,900	$441,848
International Growth Fund	$34,941,931	$—	$34,941,931
Institutional International Growth Fund	$12,489,958	$—	$12,489,958
International Equity Fund	$669,494	$184,500	$484,994
Institutional International Equity Fund	$823,914	$209,000	$614,914
International Small Cap Growth Fund[1]	$60,715	$54,700	$6,015
Emerging Markets Growth Fund[2]	$507,582	$161,000	$346,582
Value Discovery Fund	$1,517,490	$319,500	$1,197,990
Income Fund	$1,421,816	$—	$1,421,816
Ready Reserves Fund	$2,614,309	$—	$2,614,309

[1]	The fees shown paid by the International Small Cap Growth Fund in 2005 are for the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
[2]	The fees shown paid by the Emerging Markets Growth Fund in 2005 are for the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

Michael P. Balkin is responsible for the management of the Small Cap Growth Fund and other accounts. As of June 30, 2008, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	11	128,330,312	0	0

Karl W. Brewer is responsible for the management of the Small Cap Growth Fund, the Small-Mid Cap Growth Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	2	$1,223,015,405	0	$0
Other pooled investment vehicles	1	150,463,000	0	0
Other advisory accounts	33	2,159,754,580	0	0

Harvey H. Bundy III is responsible for the management of the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	2	$169,143,876	1	$593,303,657
Other pooled investment vehicles	1	150,463,000	0	0
Other advisory accounts	72	3,436,388,493	0	0

David C. Fording is responsible for the management of the Growth Fund and other accounts. As of December 31, 2007, information on those other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	1	$368,913,038	0	$0
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	506	707,346,735	0	0

Mark A. Fuller III is responsible for the management of the Tax-Managed Growth Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	3	$143,790,883	0	$0
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	542	818,929,612	0	0

James S. Golan is responsible for the management of the Large Cap Growth Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	1	$33,505,655	2	$1,794,615,786
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	959	799,302,243	0	0

W. George Greig is responsible for the management of the Global Growth Fund, the International Growth Fund, the International Equity Fund, the Institutional International Growth Fund, the Institutional International Equity Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	11	$15,134,999,045	0	$0
Other pooled investment vehicles	6	1,338,514,342	0	0
Other advisory accounts	3,328	10,672,456,778	0	0

John F. Jostrand is responsible for the management of the Growth Fund, the Large Cap Growth Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	2	$402,418,693	2	$1,764,615,786
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	1,483	1,561,197,802	0	0

Chad M. Kilmer is responsible for the management of the Value Discovery Fund and other accounts. As of December 31, 2007 information on these other accounts in as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	1	$53,390,236	0	$0
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	5	4,971,379	0	0

Robert C. Lanphier IV is responsible for the management of the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	2	$169,143,876	1	$593,303,657
Other pooled investment vehicles	1	150,463,000	0	0
Other advisory accounts	61	3,618,651,678	0	0

Mark T. Leslie is responsible for the management of the Value Discovery Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	1	$53,390,236	0	$0
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	5	4,971,379	0	0

Effective December 31, 2008, Matthew Litfin is responsible for the management of the Small-Mid Cap Growth Fund. As of September 26, 2008, Mr. Litfin managed no other accounts.

Kenneth J. McAtamney is responsible for the management of the Global Growth Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	1	$45,749,908	0	$0
Other pooled investment vehicles	2	97,535,199	0	0
Other advisory accounts*	0	0	0	0

Todd M. McClone is responsible for the management of the Emerging Leaders Growth Fund, the Emerging Markets Growth Fund and other accounts. As of August 31, 2008, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	185,491,475	0	0
Other advisory accounts	7	1,208,318,962	0	0

Tracy McCormick is responsible for the management of the Large Cap Growth Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	1	$33,505,441	2	$1,764,615,786
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	1,301	3,149,670,589	0	0

David Merjan is responsible for the management of the International Equity Fund, the Institutional International Equity Fund and other accounts. As of August 31, 2008, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	10	$2,689,368,619	0	$0
Other pooled investment vehicles	1	76,039,305	0	0
Other advisory accounts	62	3,288,205,400	0	0

David S. Mitchell is responsible for the management of the Value Discovery Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	1	$53,390,236	0	$0
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	5	4,971,379	0	0

Gregory J. Pusinelli is responsible for the management of the Tax-Managed Growth Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	3	$143,790,883	0	$0
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	524	810,196,024	0	0

David P. Ricci is responsible for the management of the Mid Cap Growth Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	1	$45,248,488	1	$593,303,657
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	15	1,340,447,270	0	0

Jeffrey A. Urbina is responsible for the management of the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	2	$1,567,072,848	0	$0
Other pooled investment vehicles	2	$401,381,000	0	$0
Other advisory accounts	10	$1,839,645,334	0	$0

Christopher T. Vincent is responsible for the management of the Bond Fund, the Income Fund, the Ready Reserves Fund and other accounts. As of December 31, 2007, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	3	$1,667,942,069	0	$0
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	42	564,303,960	0	0

Since the portfolio managers manage other accounts in addition to the Funds, conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of such other accounts on the other hand. However, the Advisor has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. For more information on the policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades, see the section entitled “Brokerage and Fund Transactions” in this statement of additional information.

The compensation of the Advisor’s portfolio managers is based on the firm’s mission: “to achieve success for its clients.” Ms. McCormick and Messrs. Brewer, Bundy, Fuller, Golan, Greig, Jostrand, Lanphier, Leslie, Litfin, McAtamney, McClone, Merjan, Mitchell, Pusinelli, Ricci, Urbina and Vincent are principals of the Advisor, and as of December 31, 2007, their compensation consists of a fixed base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. Messrs. Balkin, Fording and Kilmer, associates of the Advisor, receive a fixed base salary and a discretionary bonus. The discretionary bonus as well as any potential changes to the principals’ ownership stakes is determined by the head of the Advisor’s Investment Management Department, subject to the approval of the Advisor’s Executive Committee and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Advisor and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to the Advisor’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

The following table sets forth, for each portfolio manager, the dollar range of shares owned in each Fund that the portfolio manager manages as of December 31, 2007 (June 30, 2008 for Mr. Balkin and September 26, 2008 for Messrs. Litfin, McClone and Merjan).

Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
David C. Fording	Growth Fund	$100,000 - $500,000
John F. Jostrand	Growth Fund	Over $1 Million
Mark A. Fuller III	Tax-Managed Growth Fund	$100,001 - $500,000
Gregory J. Pusinelli	Tax-Managed Growth Fund	$100,001 - $500,000
James S. Golan	Large Cap Growth Fund	$100,001 - $500,000
John F. Jostrand	Large Cap Growth Fund	$500,001 - $1,000,000
Tracy McCormick	Large Cap Growth Fund	$10,001 - $50,000
Karl W. Brewer	Small Cap Growth Fund	$100,001 - $500,000
Michael P. Balkin	Small Cap Growth Fund	Over $1 Million
Harvey H. Bundy III	Mid Cap Growth Fund	$100,001 - $500,000
Robert C. Lanphier IV	Mid Cap Growth Fund	$100,001 - $500,000
David P. Ricci	Mid Cap Growth Fund	$100,001 - $500,000
Karl W. Brewer	Small-Mid Cap Growth Fund	$100,001 - $500,000
Harvey H. Bundy III	Small-Mid Cap Growth Fund	Over $1 Million
Robert C. Lanphier IV	Small-Mid Cap Growth Fund	$100,001 - $500,000
Matthew Litfin	Small-Mid Cap Growth Fund	$100,001 - $500,000
W. George Greig	Global Growth Fund	Over $1 Million
Kenneth J. McAtamney	Global Growth Fund	$100,001 - $500,000
W. George Greig	International Growth Fund	$100,001 - $500,000
W. George Greig	Institutional International Growth Fund	None
W. George Greig	International Equity Fund	$100,001 - $500,000
David Merjan	International Equity Fund	$100,001 - $500,000
W. George Greig	Institutional International Equity Fund	None
David Merjan	Institutional International Equity Fund	None
Jeffrey A. Urbina	International Small Cap Growth Fund	$100,001 - $500,000
Todd M. McClone	Emerging Markets Growth Fund	$50,001 - $100,000
Jeffrey A. Urbina	Emerging Markets Growth Fund	$500,001 - $1,000,000
Todd M. McClone	Emerging Leaders Growth Fund	None
Jeffrey A. Urbina	Emerging Leaders Growth Fund	None(1)
Chad M. Kilmer	Value Discovery Fund	$50,001 - $100,000
Mark T. Leslie	Value Discovery Fund	$100,001 - $500,000
David S. Mitchell	Value Discovery Fund	$100,001 - $500,000
Christopher J. Vincent	Bond Fund	$100,001 - $500,000
Christopher J. Vincent	Income Fund	$10,001 - $50,000
Christopher J. Vincent	Ready Reserves Fund	$1 - $10,000

(1)	The Emerging Leaders Growth Fund commenced operations on March 26, 2008

Distributor. Pursuant to separate Underwriting and Distribution Agreements, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, also is the principal underwriter and distributor (“Distributor”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement may be terminated for a Fund at any time without penalty by the Fund or the Distributor. The Distribution Agreement may be terminated for a Fund by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of a Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund without approval by a majority of the outstanding voting securities of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

Each Fund (with the exception of the Institutional International Growth Fund, the Institutional International Equity Fund, Emerging Leaders Growth Fund and the Ready Reserves Fund ) has also adopted a plan under Rule 12b-1 (“Distribution Plan”) that provides for fees to compensate the Distributor for shareholder/distribution services for Class N shares. Because Rule 12b-1 fees are paid out of the assets of a Fund’s Class N shares on an ongoing basis, they will increase the cost of an investment in Class N shares and can cost more than other types of sales charges. For its services under the Distribution Plan, the Distributor receives a shareholder/distribution services fee from each Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable to Class N shares, respectively, of each Fund except for Class N shares of the Bond Fund and the Income Fund. For the Class N shares of the Bond Fund and the Income Fund, the Distributor receives a shareholder/distribution services fee under the Distribution Plan, payable monthly, at the annual rate of 0.15%. As part of the Advisor’s agreement to waive fees and/or reimburse expenses for some Funds over certain amounts, the Distributor may waive a portion of the shareholder/distribution services fee of a Fund. During 2007, the Distributor received the following in shareholder/distribution services fees from the Funds:

Growth Fund	$227,336
Tax-Managed Growth Fund	$2,188
Large Cap Growth Fund	$24,504
Small Cap Growth Fund	$1,717,189
Mid Cap Growth Fund	$17,947
Small-Mid Cap Growth Fund	$41,966
Global Growth Fund	$3,459
International Growth Fund	$11,969,257
International Equity Fund	$126,503
International Small Cap Growth Fund	$222,761
Emerging Markets Growth Fund	$166,269	(1)
Value Discovery Fund	$103,053	(1)
Bond Fund	$722
Income Fund	$132,890	(1)

(1)	The Distributor waived, $23,300, $45,000 and $70,000 of the distribution fee payable by the Emerging Markets Growth Fund, the Value Discovery Fund and the Income Fund, respectively.

The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor may pay all or a portion of its fee to financial services firms who assist in distributing or promoting the sale of Fund shares. During 2007, the Distributor made the following expenditures for Class N shares of each Fund pursuant to the Distribution Plan:

Compensation to Financial Service Firms
Growth Fund	$372,471
Tax-Managed Growth Fund	$161
Large Cap Growth Fund	$36,721
Small Cap Growth Fund	$3,077,108
Mid Cap Growth Fund	$34,802
Small-Mid Cap Growth Fund	$35,184
Global Growth Fund	$207
International Growth Fund	$17,160,480
International Equity Fund	$354,596
International Small Cap Growth Fund	$85,494
Emerging Markets Growth Fund	$238,896
Value Discovery Fund	$183,712
Bond Fund	$1,581
Income Fund	$255,574

During 2007, the Distributor paid out of its own resources (and for Funds that didn’t pay all shareholder/distribution services fees to financial services firms, out of some or all of the those remaining fees) other Fund distribution-related expenses, including advertising, printing and mailing prospectuses and overhead expenses.

From time to time, the Distributor and financial service firms it appoints may engage in activities which jointly promote the sales of shares of multiple Funds, the cost of which may not be readily identifiable or related to any one Fund. Generally, the distribution expenses attributed to such joint distribution activities will be allocated among each Fund on the basis of its respective net assets.

The Distribution Plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan. The Distribution Plan may be terminated for a Fund at any time without penalty by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan or by vote of a majority of the outstanding securities of Class N shares of a Fund. If the Distribution Plan is terminated in accordance with its terms for a Fund, the obligation of a Fund to make payments to the Distributor pursuant to the Distribution Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by the Distributor in excess of its fees under the Distribution Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Distribution Plan may or may not be sufficient to compensate the Distributor for its expenses incurred. The Distribution Plan may not be amended to increase the fee to be paid by a Fund with respect to its Class N shares without approval by a majority of the outstanding voting securities of Class N shares of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Plan.

The Board of Trustees considered various factors in making the determination that the Distribution Plan is reasonably likely to benefit the Funds and their respective shareholders, including: (1) the fact that the Funds would be primarily dependent for sales of their shares on broker-dealers which cannot be expected to sell Fund shares without compensation; (2) the likelihood that the Distribution Plan would stimulate sales of shares of the Funds and assist in increasing the asset base of the Funds in the face of competition from a variety of financial products; (3) the potential advantages to shareholders of the Funds of growth of the asset base of the Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale; (4) the formula pursuant to which the payment of fees under the Distribution Plan is determined; (5) the reasonableness of the fees to be paid under the Distribution Plan in view of the levels and types of services that the Distributor will provide; (6) the lack of reasonable alternative methods of distribution and payments thereof which would be equally effective; and (7) the fact that any significant increase in the asset value of the Funds would benefit the investment advisor of the Funds by increasing the fees payable to it.

The Trustees and officers of the Trust who are also principals or employees of the Advisor/Distributor as indicated under “Trustees and Officers” as well as the Advisor/Distributor, have a direct or indirect financial interest in the Distribution Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the Distribution Plan and related Distribution Agreement.

The Advisor/Distributor is a limited liability company that is 100% owned by WB Holdings, L.P., a limited partnership. The affairs of the Advisor/Distributor and WB Holdings are controlled by the general partner of WB Holdings, L.P., WBC GP, L.L.P., which, in turn, is controlled by the Executive Committee. The Executive Committee is comprised of John R. Ettelson, W. George Grieg, Edgar D. Janotta, Richard P. Kiphart, Robert D. Newman, and Michelle R. Seitz.

Other Payments to Third Parties and Affiliates. In addition to 12b-1 fees, the Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. Such payments are made only behalf of Class N and Class I shares of a Fund. The fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary which may include a flat fee.

As described in the Prospectus, the Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments to intermediaries for the provision of the above noted services to intermediaries who otherwise sell shares of the Funds. Such payments are in addition to 12b-1 fees and/or record keeping/sub-transfer agency fees paid by the Funds. Such payments are made only on behalf of Class N or Class I shares of a Fund.

The Distributor currently makes payments from its own assets in connection with the servicing, distribution and/or retention of Fund shares that generally range from 0.10% to 0.15% of the assets of the class serviced. These amounts are subject to change at the discretion of the Distributor.

As of May 1, 2008, the Distributor anticipates that the following firms will receive additional payments as described above:

A.G. Edwards

ACS HR Solutions

Administrative Management Group

Citi Group

FISERVE Investment Support Services

GWFS Equities, Inc.

Hewitt Associates

J.P. Morgan Retirement Plan Services

KeyBank National Association

Lincoln Financial Services, Inc.

LPL Pension Advisors

MassMutual

Mercer HR Services

Merrill Lynch

National Financial Services, Inc. (Fidelity)

Nationwide Investment Services Corp.

New York Life

Pershing DLJ

PFPC

Principal Financial

Prudential Investment Management Services

Raymond A. James

Salomon, Smith Barney

Charles Schwab & Co.

SunGard

TD Ameritrade

T. Rowe Price Retirement Plan Services, Inc.

UBS

Vanguard Group

Wachovia

Wells Fargo Bank

The Distributor may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

In addition to the payments described above, the Distributor may make payments to be a named sponsor of investment conferences at which the Funds are marketed. Such payments will be from the Distributor’s own resources and will not result in any additional costs to the Funds or their shareholders.

Brokers at the Distributor, whose clients purchase shares of a Fund and hold those shares for a specified period of time receive from the Distributor (not the Fund) a one-time payment equal to 1% of the net asset value of the shares purchased.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds over sales of shares of other mutual funds (or non-mutual fund investments) with respect to which the intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Funds receive to invest on behalf of an investor. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and discuss this matter with your investment dealer/intermediary.

Although the Funds may use an intermediary that sells shares of the Funds to its customers to effect portfolio transactions for the Funds, the Distributor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute those transactions.

Shareholder Administration Agreements. Shareholder administration is provided to Class N and Class I shares of the Global Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund and the Bond Fund and to Class I shares of the Emerging Leaders Growth Fund under separate Shareholder Administration Agreements with the Advisor. The Funds pay the Advisor a shareholder administration fee, payable monthly, at an annual rate of 0.15% of average daily net assets attributable to Class N or Class I shares, as applicable, of the Funds.

The Advisor may enter into related arrangements with various broker-dealer firms and other service firms (“firms”), that provide shareholder administration services and facilities for their customers or clients who are shareholders of the Global Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund or the Bond Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing the administration services to their clients. Such administration services consist of the following: (a) aggregating and processing, or assisting in the aggregation and processing of purchase and redemption orders, (b) processing, or assisting in processing, confirmations concerning investor orders to purchase, redeem and exchange Fund shares, (c) receiving and transmitting, or assisting in the receipt and transmission of funds representing the purchase price or redemption proceeds of Fund shares, (d) processing dividend payments on behalf of investors, (e) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses for beneficial owners, (f) receiving, tabulating and transmitting proxies executed by investors, and (g) performing other related services that do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-l under the Investment Company Act of l940 (the “1940 Act”) or “personal and account maintenance services” within the meaning of the NASD Conduct Rules. The Advisor also may provide some of the above shareholder administration services and retain any portion of the fee under the Shareholder Administration Agreements not paid to firms.

Service Agreement. The Ready Reserves Fund has entered into a Service Agreement with the Advisor under which the Advisor agrees to provide certain support services to Class N shareholders, including shareholder services and automatic sweep services, for a fee of 0.35% of the Fund’s average net assets. The Board of Trustees has determined that the amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average daily net assets attributable to the Class N shares of the Ready Reserves Fund.

Code of Ethics. The Trust and Advisor/Distributor have adopted a joint Code of Ethics (the “Code”) in accordance with Rule 17j-1 under the 1940 Act. The Code allows access persons to purchase and sell securities for their own accounts, subject to industry standard reporting requirements and trading restrictions. The Code requires that such persons, among other things, pre-clear their securities transactions, with certain limited exceptions. The Code also bans investment personnel from acquiring any securities in an initial public offering. The Code prohibits all persons subject to the Code from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a Fund. Finally, the Code prohibits members of a portfolio management team from trading a security within seven calendar days prior to a Fund or an account managed by that portfolio management team trading in that same security. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission (“SEC”).

Proxy Voting Policy. The Board of Trustees of the Trust has delegated proxy voting authority to the Advisor, who has agreed to vote the Funds’ proxies according to the Advisor’s proxy voting policies and procedures. The Advisor’s Proxy Voting Policy Statement and Procedures (the “Proxy Voting Policy”) provides that the Advisor will vote proxies solely in the best interest of its clients, including the Trust, in their capacity as shareholder of a company. The Proxy Voting Policy addresses, among other things, conflicts of interest that may arise between the interests of the Advisor and its affiliates and the interests of the Trust and sets forth the Advisor’s procedures for voting proxies.

The Advisor’s Domestic Proxy Voting Guidelines and International Proxy Voting Guidelines (the “Guidelines”) set forth the Advisor’s general position on frequent proxy proposals, such as routine matters, shareholder rights, anti-takeover matters, proxy contests, capital structure, executive and director compensation and social and environmental issues. To the extent a particular proposal is not covered by the Guidelines or the Guidelines provide for voting on a “case-by-case” basis, the Advisor’s proxy administrator will consult the Advisor’s Proxy Policy Committee, which will review the issues and vote proxies based on information from the company, the Advisor’s internal analysis and third party research services. Although the Guidelines set forth the Advisor’s general position on various proposals, the Advisor may determine under some circumstances to vote contrary to those positions. The Advisor will report any such contrary votes to the Trust’s Board of Trustees.

As indicated above, the Proxy Voting Policy describes the way in which the Advisor will address potential conflicts of interest. If any of the potential conflicts which the Advisor has identified in the Proxy Voting Policy arises with respect to a matter, the Proxy Policy Committee will vote all such proxies in accordance with the Guidelines, unless the Guidelines have no recommendation or provide for a vote on a “case-by-case” basis. In such case, the Proxy Policy Committee will vote consistent with the voting recommendation provided by Institutional Shareholder Services, an independent third party research provider.

In international markets where share blocking applies, the Advisor typically will not vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes in order to vote proxies. Share blocking typically takes place between one and twenty days before a shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, there is the potential for a pending trade to fail if trade settlement falls on a date during the blocking period or a Fund would not be able to sell a security if the portfolio manager believed it advisable if share blocking were in effect.

Information about how the Funds voted proxies during the most recent 12-month period ended June 30 can be obtained by visiting the Trust’s website at www.williamblairfunds.com or by visiting the SEC’s website at www.sec.gov.

Trustees and Officers. The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each officer and trustee is 222 West Adams Street, Chicago, Illinois 60606.

Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership; Limited Partner, WB Holdings, L.P. (since November 2008)	18	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus, Kalamazoo College

Michelle R. Seitz, 1965*	Trustee and President	Trustee since 2002 and President since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	18	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the Trust because they are principals of William Blair & Company, L.L.C., the Trust’s investment advisor and principal underwriter.

Non-Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	18	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurse Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	18	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946[2]	Trustee	Since 2004	Chancellor of Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago from 2002 to 2007	18	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance; formerly, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	18	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; formerly, Managing Partner of various divisions at Accenture	18	Clayton Holdings, Inc., provider of information - based analytics, consulting and outsourced services to various financial institutions and investors

Robert E. Wood II, 1938	Trustee	Since 1999	Retired; formerly, Executive Vice President, Morgan Stanley Dean Witter	18	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Micro-Combustion, LLC

(1)

Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Trust’s fiscal year that occurs after the Non-Interested Trustee’s 72nd birthday.

(2)	In his former role as chief financial officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, formerly Vice Chairman of the Advisor’s Executive Committee who is also a trustee of the University of Chicago and the chair of the University’s financial planning committee.

Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During Past 5 Years

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During Past 5 Years
Harvey H. Bundy, III, 1944	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.

Mark A. Fuller, III, 1957	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C. (since 2005); prior thereto, Associate, William Blair & Company L.L.C

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C. (since 2004); prior thereto, Associate, William Blair & Company, L.L.C.

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.

Mark T. Leslie, 1967	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C. (2006 – 2008); former Portfolio Manager, US Bancorp Asset Management

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2008); former Vice President, Goldman Sachs and Company

David Merjan, 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.

Todd M. McClone, 1968	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C. (since 2006); prior thereto, Associate, William Blair & Company, L.L.C.

Tracy McCormick, 1954	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.

David S. Mitchell, 1960	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C. (since 2004); prior thereto, Associate, William Blair & Company, L.L.C.

Gregory J. Pusinelli, 1958	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[3]	Principal Occupation(s) During Past 5 Years
Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.

Christopher J. Vincent, 1956	Senior Vice President	Since 2002	Principal, William Blair & Company, L.L.C. (since 2004); prior thereto, Associate, William Blair & Company, L.L.C.

Richard W. Smirl, 1967	Chief Compliance Officer and Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C. (since 2007); prior thereto, Associate, William Blair & Company, L.L.C. (2004-2007); former Chief Legal Officer, Strong Capital Management

Michael P. Balkin, 1959	Vice President	Since 2008	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Partner, Magnetar Capital

David C. Fording, 1967	Vice President	Since 2006	Associate, William Blair & Company, L.L.C. (since 2006); prior thereto, Portfolio Manager, TIAA-CREF

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C. (since 2006); prior thereto, analyst and portfolio manager US Bancorp Asset Management, 2004 to 2006 and analyst Gabelli Woodland Partners 2001 to 2004

Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1987	Associate, William Blair & Company, L.L.C.

Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.

(3)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

Board of Trustees. Under the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust’s business and affairs. The Board is currently comprised of eight trustees, six of whom are classified under the 1940 Act as “non-interested” persons of the Trust and are often referred to as “independent trustees.” The Board has three standing committees – an Audit Committee, a Nominating and Governance Committee and a Valuation Committee.

The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control systems, as well as, the work of the independent auditors. The members of the Audit Committee, all of whom are independent trustees, include Messrs. Seeley (Chairperson), Peterson, Reaves, Skelly and Wood and Ms. McDermott. The Audit Committee held four meetings in 2007.

The Nominating and Governance Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Trust’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee, all of whom are independent trustees, include Ms. McDermott (Chairperson) and Messrs. Peterson, Reaves, Seeley, Skelly and Wood. Pursuant to the Trust’s Governance Procedures and Guidelines, shareholders may submit suggestions for Board candidates by sending a resume of a candidate to the Secretary of the Trust for the attention of the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee held two meetings in 2007.

The Valuation Committee is responsible for determining the fair value of the Funds’ securities or other assets under the circumstances specified in the Trust’s Valuation Procedures. The members of the Valuation Committee include Mr. Fischer (interested trustee) and Mr. Wood (independent trustee). Another independent trustee will serve in the place of Mr. Wood in the event that he is unavailable. The Valuation Committee held ten meetings in 2007.

Trustee Compensation. Trustees who are not affiliated with the Advisor receive an annual retainer of $26,000 plus $3,000 for each meeting attended in person plus expenses, $1,500 for each meeting by telephone and $3,000 for committee meetings held on a different day from a board meeting (except for meetings of the Valuation Committee for which the trustees receive no additional compensation). Chairpersons of the Audit Committee and Nominating and Governance Committee each receive an additional retainer of $2,000 for serving in such positions. The independent trustees receive one-half of the annual retainer in cash and the other half is invested in Fund shares as directed by the independent trustees. The trustees and officers affiliated with the Advisor receive no compensation from the Trust.

The following table sets forth the compensation earned from the Trust for the fiscal year ended December 31, 2007 by the independent trustees:

Trustee	Aggregate Compensation from the Trust(1)	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation
Ann P. McDermott	$44,500	$0	$0	$44,500
Phillip O. Peterson	$39,500	$0	$0	$39,500
Donald J. Reaves	$42,500	$0	$0	$42,500
Donald L. Seeley	$43,000	$0	$0	$43,000
Thomas J. Skelly	$42,500	$0	$0	$42,500
Robert E. Wood II	$42,500	$0	$0	$42,500

	$254,500	$0	$0	$254,500

(1)	For fiscal year 2007, the independent trustees received an annual retainer of $17,000. Beginning in fiscal year 2008, the independent trustees receive an annual retainer of $26,000.

Trustees’ and Officers’ Holdings of Fund Shares. The following table sets forth, for each trustee, the dollar range of shares owned in each Fund as of December 31, 2007, as well as the aggregate dollar range of shares owned in the Trust as of the same date.

Name of Trustee and Dollar Range of Fund Shares Owned
	Interested Trustees		Non-Interested Trustees
Name of Fund	F. Conrad Fischer	Michelle R. Seitz	Ann P. McDermott	Phillip O. Peterson	Donald J. Reaves	Donald L. Seeley	Thomas J. Skelly	Robert E. Wood II
Growth Fund	Over $100,000	Over $100,000	None	$10,001- $50,000	$1- $10,000	$10,000- $50,000	None	$50,001- $100,000

Tax-Managed Growth Fund	None	None	$10,001- $50,000	None	None	None	None	None

Large Cap Growth Fund	None	None	None	None	None	$1- $10,000	None	None

Small Cap Growth Fund	Over $100,000	Over $100,000	None	None	None	$1-$10,000	None	$50,001- $100,000

Mid Cap Growth Fund	None	$50,001- $100,000	None	None	$1-10,000	None	None	None

Small-Mid Cap Growth Fund	None	Over $100,000	None	None	$1-10,000	$1- $10,000	None	None

Global Growth Fund	$50,001- $100,000	Over $100,000	None	None	None	None	None	None

International Growth Fund	Over $100,000	Over $100,000	Over $100,000	None	None	None	Over $100,000	$50,001- $100,000

Institutional International Growth Fund	None	None	None	None	None	None	None	None

International Equity Fund	None	None	None	$50,001- $100,000	None	$10,001- $50,000	$1-10,000	None

Institutional International Equity Fund	None	None	None	None	None	None	None	None

International Small Cap Growth Fund	Over $100,000	Over $100,000	None	$10,001- $50,000	$1- $10,000	$10,001- $50,000	None	$1-10,000

Emerging Markets Growth Fund	Over $100,000	Over $100,000	None	None	$1-10,000	$10,001- $50,000	None	None

Emerging Leaders Growth Fund(1)	None	None	None	None	None	None	None	None

Value Discovery Fund	None	Over $100,000	None	$1-10,000	$1-10,000	$1-10,000	None	None

Bond Fund	None	Over $100,000	None	None	None	None	None	None

Income Fund	None	None	$1- $10,000	None	None	$10,001- $50,000	None	None

Ready Reserves Fund	Over $100,000	Over $100,000	Over $100,000	None	None	$10,001- $50,000	None	$1-$10,000

Aggregate Dollar Range of Trust Shares Owned	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001- $50,000	Over $100,000	Over $100,000	Over $100,000

(1)	Emerging Leaders Growth Fund commenced operations on March 26, 2008.

As of April 3, 2008, the Trustees and officers, as a group, owned (or held or shared investment or voting power with respect to) more than 1% of the outstanding shares of each Fund listed in the table below. For all other Funds, the Trustees and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

	Class N		Class I
	Number of Shares	Percent of Class	Number of Shares	Percent of Class
Growth Fund	11,252	0.11%	535,779	2.66%
Tax-Managed Growth Fund	—	—	57,026	7.16%
Large Cap Growth Fund	3,758	0.17%	44,692	1.29%
Mid Cap Growth Fund	42645	1.12%	63,631	1.58%
Small-Mid Cap Growth Fund	31,230	0.42%	56,796	0.62%
Global Growth Fund	—	—	525,123	12.44%
International Small Cap Growth Fund	4,612	0.28%	91,660	0.81%
Value Discovery Fund	25,724	0.91%	136,254	4.25%
Bond Fund	10,309	0.16%	100,948	1.61%

As of April 3, 2008 the William Blair Profit Sharing Plan held for the benefit of principals and employees, as a group, owned:

	Class I
	Number of Shares	Percent of Class
Growth Fund	790,335	3.92%
Large Cap Growth Fund	50,248	1.45%

Principal Shareholders. The following table provides certain information at April 3, 2008 with respect to persons known to the Trust to be record holders of 5% or more of a class of shares of the following Funds:

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Stock
GROWTH FUND CLASS I

Charles Schwab & Co. Inc. Attention: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	20.46%

Board of Trustees for the Elevators Constructors Annuity & 401K Ret Pl 19 Campus Blvd Ste 200 Newtown Sq PA 19073-3239	8.47%

GROWTH FUND CLASS N

Charles Schwab & Co. Inc.	46.21%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

Massachusetts Mutual Life Insurance Company	21.02%
1295 State Street MIP C255
Springfield, MA 01111-0001

Patterson & Co.	14.85%
FBO Comerica for Various Retirement Plan
1525 West W.T. Harris Blvd.
Charlotte, NC 28288-0001

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Stock
TAX-MANAGED GROWTH FUND CLASS I

William Blair & Co., L.L.C.	12.06%
222 West Adams Street
Chicago, IL 60606-5312

William Blair & Co., L.L.C.	5.47%
Guy Massey
222 West Adams Street
Chicago, IL 60606-5312

TAX-MANAGED GROWTH FUND CLASS N

William Blair & Co., L.L.C.	34.65%
Richard C. Jelinek Trustee
222 West Adams Street
Chicago, IL 60606-5312

William Blair & Co., L.L.C.	30.56%
Debbie F. Jelinek
222 West Adams Street
Chicago, IL 60606-5312

Rosa E. Casas Trustee	24.80%
Ramon E. Casas Irrevocable Trust
Glenview, IL 60025-7644

LARGE CAP GROWTH FUND CLASS I

Charles Schwab & Co. Inc.	66.55%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

LARGE CAP GROWTH FUND CLASS N

JP Morgan Chase Bank	53.79%
FBO ADP/Enterprise 401k Product
3 Metrotech Center Floor 6
Brooklyn, NY 11245-0001

Charles Schwab & Co. Inc.	22.91%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

MG Trust Company Cust. FBO	6.77%
Howard Fischer & Associates
700 17th Street
Suite 300
Denver CO 80202-3531

Patterson & Co FBO	5.85%
Duane Morris Employees’ Pension
1525 West Wt Harris Blvd
Charlotte, NC -1151

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Stock
SMALL CAP GROWTH FUND CLASS I

National Financial Services Corp.	15.71%
FBO Our Customers
One World Financial Center
New York, NY 10281-1003

Charles Schwab & Co. Inc.	15.59%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

The Vanguard Fiduciary Trust	8.67%
William Blair Sm Cap Growth Fund
P.O. Box 2600
Valley Forge, PA 19482-2600

Wachovia Bank	8.41%
FBO Various Retirement Plans
1525 West W.T. Harris Blvd.
Charlotte, NC 28288-0001

SMALL CAP GROWTH FUND CLASS N

Charles Schwab & Co. Inc.	39.20%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	23.87%
FBO Our Customers
One World Financial Center
New York, NY 10281-1003

T. Rowe Price	5.75%
Retirement Plan Serivces
4515 Painters Mill Rd.
Owings Mills, MD 21117-4903

Patterson & Co.	5.22%
FBO Comerica for Various Retirement Plan
1525 West W.T. Harris Blvd.
Charlotte, NC 28288-0001

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Stock
MID CAP GROWTH FUND CLASS I

Charles Schwab & Co. Inc.	35.89%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

NFS LLC FEBO	14.48%
FIIOC As Agent For
Qualified Employee Benefit Plans (401K) FINOPS-IC Funds
100 Magellan Way KW1C
Covington KY 41015-1987

MID CAP GROWTH FUND CLASS N

Charles Schwab & Co. Inc.	22.21%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

JP Morgan Chase Bank	11.12%
FBO ADP/Enterprise 401k Product
3 Metrotech Center Floor 6
Brooklyn, NY 11245-0001

Darr Family Registered LLP	5.90%
2870 S Ingram Mill Rd Ste D
Springfield MO 65804-4127

SMALL-MID CAP GROWTH FUND CLASS I

Charles Schwab & Co. Inc.	9.38%
Attn. Mutual Funds Dept
101 Montgomery St
San Francisco CA 94104-4151

Poetry Foundation	8.17%
444 North Michigan Avenue Ste 1850
Chicago, IL 60611-4034

Wells Fargo Bank NA FBO	6.71%
TC Hosp Workers Pen-Misc Assets
PO Box 1533
Minneapolis MN 55480-1533

William Blair & Co., L.L.C.	5.45%
Evans Scholars Foundation
222 West Adams Street
Chicago, IL 60606-5312

SMALL MID CAP GROWTH FUND CLASS N

Charles Schwab & Co. Inc.	25.92%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

GLOBAL FUND GROWTH CLASS I

William Blair & Co L.L.C.	30.64%
William George Greig
222 West Adams Street
Chicago IL 60606-5312

William Blair & Co L L C	5.92%
Michelle Seitz Musolino Trustee
222 West Adams Street
Chicago IL 60606-5312

GLOBAL GROWTH FUND CLASS N

National Financial Services Corp.	28.36%
For Exclusive Benefit of our Customers
200 Liberty Street
New York NY 10281-1003

William Blair & Co L L C	15.30%
Marilyn E. Tenzer Trustee
222 West Adams Street
Chicago IL 60606-5312

INTERNATIONAL GROWTH FUND CLASS I

Charles Schwab & Co. Inc.	17.18%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	10.39%
FBO Our Customers
One World Financial Center
New York, NY 10281-1003

Lauer & Co. Partnership	8.71%
C/O Glenmede Trust Company
P.O. Box 58997
Philadelphia, PA 19102-8997

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Stock
INTERNATIONAL GROWTH FUND CLASS N

National Financial Services Corp.	37.44%
FBO Our Customers
One World Financial Center
New York, NY 10281-1003

Charles Schwab & Co. Inc.	29.11%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

Citigroup Global Markets Inc.	17.12%
333 West 34th Street 8th FL
New York, NY 10001-2402

INSTITUTIONAL INTERNATIONAL GROWTH FUND

NFSC	10.18%
FBO Our Customers
200 Liberty Street 1 World Fin Ctr
One World Financial Center
Attn. Mutual Funds Dept 5th Fl
New York NY 10281

The Charlotte Mecklenburg Hospital Authority	10.00%
P.O. Box 32861
Charlotte, NC 28232-2861

William Blair & Co., L.L.C.	10.00%
Advocate Health Care Network
222 West Adams Street
Chicago, IL 60606-5312

MAC and Co.	7.22%
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Northern Trust Co.	6.64%
FBO Banner Health
P.O. Box 92956
Chicago, IL 60675-2956

INTERNATIONAL EQUITY FUND CLASS I

Charles Schwab Trust Co	31.14%
Deseret Mutual Savings Plan
DTD 02/01/84
98 San Jacinto Blvd Ste 1100
Austin TX 78701-4255

T. Rowe Price	14.46%
Retirement Plan Services
FBO Inter Mountain Healthcare
4515 Painters Mill Rd.
Owings Mills, MD 21117-4903

Charles Schwab & Co. Inc.	12.10%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	6.46%
FBO Our Customers
One World Financial Center
New York, NY 10281-1003

INTERNATIONAL EQUITY FUND CLASS N

Charles Schwab & Co. Inc.	51.71%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	12.15%
FBO Our Customers
One World Financial Center
New York, NY 10281-1003

William Blair & Co L L C	5.06%
Marilyn E. Tenzer Trustee
222 West Adams Street
Chicago IL 60606-5312

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Stock
INSTITUTIONAL INTERNATIONAL EQUITY FUND

MAC and Co.	14.21%
Mutual Funds Operations
P.O. Box 3198 525 William Penn Place
Pittsburgh, PA 15230-3198

Arnold and Mabel Beckman Foundation	9.10%
Attn.: Ms Jacqueline Dorrance
Executive Director
P.O. Box 13219
Newport Beach CA 92658-5089

Wendel & Co.	8.80%
C/O The Bank of New York
Mutual Fund Reorg Department
P.O. Box 1066
Wall Street Station
New York, NY 10268-1066

Fordham University	5.88%
441 East Fordham Road
Bronx, NY 10548-9993

MAC and Co.	5.76%
Mutual Funds Operations
P.O. Box 3198 525 William Penn Place
Pittsburgh, PA 15230-3198

National Financial Services LLS	5.61%
FBO Our Customers
One World Financial Center
New York NY 10281

JP Morgan Securities, Inc.	5.23%
500 Stanton Christiana Rd.
Newark, DE 19713-2107

INTERNATIONAL SMALL CAP GROWTH FUND CLASS I

Atwell & Co.	16.77%
P.O. Box 2044
Peck Slip Station
New York, NY 10038

Atwell & Co.	13.98%
P.O. Box 2044
Peck Slip Station
New York, NY 10038

Atwell & Co.	8.68%
P.O. Box 456
Wall Street Station
New York, NY 10005

Charles Schwab & Co. Inc.	8.04%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	6.80%
FBO Our Customers
One World Financial Center
New York, NY 10281-1003

US Bank	5.62%
FBO Earlham College
P.O. Box 1787
Milwaukee WI 53201-1787

SEI Private Trust Company	5.40%
C/O Harris Bank
1 Freedom Valley Drive
Oaks, PA 19456

INTERNATIONAL SMALL CAP GROWTH FUND CLASS N

Charles Schwab & Co. Inc.	74.79%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	6.06%
FBO Our Customers
One World Financial Center
New York, NY 10281-1003

INTERNATIONAL SMALL CAP GROWTH FUND Institutional Class

MAC & Co.	11.85%
Attn.: Mutual Fund OPS
P.O. Box 3198 525 William Penn Place
Pittsburgh PA 15230-3198

US Bank	10.07%
FBO Medtronic
P.O. Box 1787
Milwaukee, WI 53201-1787

The Northern Trust Company	8.91%
J. Stanton & T. Gillespie Altin
P.O. Box 92956
Chicago, IL 60675-2956

Laborers Pension Fund	8.78%
11465 West Cermak Road
Westchester, IL 60154-1459

Catholic Healthcare Partners	6.73%
Investment Management Program
615 Elsinore PL
Cincinnati OH 45202-1459

State Street Bank & Trust Trustee	6.46%
Catholic Healthcare Partners
Retirement Trust Dated 12/1/03
615 Elsinore Place
Cincinnati, OH 45202-1459

Keybank NA	5.85%
FBO Lubrizol MT
P.O. Box 94871
Cleveland, OH 44101-4871

Calhoun & Co.	5.41%
Attn: Mutual Funds Unit
P.O. Box 75000
Detroit, MI 48275-3446

EMERGING MARKETS GROWTH FUND CLASS I

State Street Bank and Trust Company	16.17%
Hallmark Master Trust
DTD 10/01/1996
444 S. Flower St. FL 45
Los Angeles, CA 90071-2901

NFSC	13.37%
FBO Our Customers
One World Financial Center
New York NY 10281-1003

Charles Schwab & Co. Inc.	10.01%
101 Montgomery Street
San Francisco, CA 94104-4122

EMERGING MARKETS GROWTH FUND CLASS N

Charles Schwab & Co. Inc.	45.68%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	8.94%
FBO Our Customers
One World Financial Center
New York, NY 10281-1003

William Blair & Co., L.L.C.	5.59%
Marilyn E. Tenzer
222 West Adams Street
Chicago, IL 60606-5312

EMERGING MARKETS GROWTH FUND Institutional Class

Orange County Employees Retirement System	27.11%
2223 Wellington Ave.
Santa Ana, CA 92701-3161

The Northern Trust Company	14.43%
FBO TNT LDN City of Milwaukee
Employee Retirement Systems Milwaukee Blair
P.O. Box 92994
Chicago, IL 60675-2994

Wells Fargo Bank NA	9.78%
FBO Hanford Multi-Employer Pension
P.O. Box 1533
Minneapolis, MN 55480-1533

Municipal Police Employees	7.10%
Retirement System of Louisiana
7722 Office Park Blvd. Suite 200
Baton Rouge, LA 70809-7601

Keybank NA	5.12%
FBO Char. Intl. Equity - Emer. Mkt.
P.O. Box 94871
Cleveland OH 44101-4871

Knotfloat & Co.	5.10%
P.O. Box 5496
Boston MA 02206-5496

EMERGING LEADERS GROWTH FUND CLASS I

Cal Farleys Boys Ranch Foundation	82.61%
600 W 11th Ave.
Amarillo TX 79101-3228

EMERGING LEADERS GROWTH FUND Institutional Class

Northern Trust Company Cust	42.77%
FBO Policemens Annuity & Benefit
P.O. Box 95956
Chicago IL 60675-0001

Inova Health Care Services	41.47%
2990 Telestar CT
Falls Church VA 22042-1207

Inova Health System Foundation	15.76%
Defined Benefit Plan Master Trust
Agreement 8/01/2006
2990 Telestar CT
Falls Church VA 22042-1207

VALUE DISCOVERY FUND CLASS I

National Financial Services Corp.	17.96%
FBO Our Customers
One World Financial Center
New York, NY 10281-1003

William Blair & Co., L.L.C.	10.79%
Daniel J. Walsh Trustee
222 West Adams Street
Chicago, IL 60606-5312

William Blair & Co., L.L.C.	9.72%
Ralph Gerald Portis
222 West Adams Street
Chicago, IL 60606-5312

William Blair & Co., L.L.C.	8.35%
Walsh Group Ltd
222 West Adams Street
Chicago IL 60606-5312

William Blair & Co., L.L.C.	7.91%
MIDMFG Inc. Money Pur. Pen. Plan
222 West Adams Street
Chicago, IL 60606-5312

VALUE DISCOVERY FUND CLASS N

Charles Schwab & Co. Inc.	43.01%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

Mercer Trust Company TTEE	13.10%
FBO IBEW Local 38 401 K Plan
Attn.: DC Plan Admin. MS C-4-D
One Investors Way
Norwood MA 02062-1599

National Financial Services Corp.	10.32%
FBO Our Customers
One World Financial Center
New York, NY 10281-1003

JP Morgan Chase Bank	8.83%
FBO ADP/Enterprise 401K Product
3 Metrotech Ctr. Fl. 6
Brooklyn NY 11245-0001

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Stock
BOND FUND CLASS I

Charles Schwab & Co. Inc.	13.06%
Attn.: Mutual Funds Dept.
101 Montgomery St.
San Francisco CA 94104-4151

William Blair & Co., L.L.C.	7.79%
Walsh Group Ltd.
222 West Adams Street
Chicago IL 60606-5312

NFSC	7.71%
FBO Our Customers
200 Liberty Street
One World Financial Center
Attn.: Mutual Funds Dept. 5th Fl.
New York NY 10281-1003

BOND FUND CLASS N

Charles Schwab & Co. Inc.	37.33%
Attn.: Mutual Funds Dept.
101 Montgomery St.
San Francisco CA 94104-4154

William Blair & Co., L.L.C.	13.40%
Delaware Charter Guarantee
222 West Adams Street
Chicago IL 60606-5312

William Blair & Co., L.L.C.	7.50%
Delaware Charter Guarantee
222 West Adams Street
Chicago IL 60606-5312

William Blair & Co., L.L.C.	6.87%
Delaware Charter Guarantee
222 West Adams Street
Chicago IL 60606-5312

William Blair & Co., L.L.C.	6.87%
Patricia B. Newell Trustee
222 West Adams Street
Chicago IL 60606-5312

William Blair & Co., L.L.C.	6.05%
Delaware Charter Guarantee &
222 West Adams Street
Chicago IL 60606-5312

BOND FUND INSTITUTIONAL CLASS

Charles Schwab & Co., Inc.	78.57%
Attn.: Mutual Funds Dept.
101 Montgomery St.
San Francisco CA 94104-4151

William Blair & Co., L.L.C.	21.43%
NSSC Campaign Fund
222 West Adams Street
Chicago IL 60606-5312

INCOME FUND CLASS N

Charles Schwab & Co. Inc.	46.92%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	18.73%
FBO Our Customers
One World Financial Center
New York, NY 10281-1003

Nationwide Trust Company FSB	6.30%
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus OH 43218-2029

READY RESERVES FUND CLASS N

William Blair Omnibus Account	97.85%
For the Exclusive Benefit of Customers
222 West Adams Street
Chicago, IL 60606-5312

Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control a Fund and could determine the outcome of a shareholders’ meeting.

Trustees’ Holdings in the Advisor and Certain Affiliates. In addition to investing in the various Funds of the Trust, independent trustees may invest in limited partnerships that are managed by the Advisor or an affiliate of the Advisor. The independent trustees may also from time to time, invest in third party investment ventures in which affiliates and employees of the Advisor also invest. In addition, Ms. McDermott and Mr. Seeley employ the Advisor to manage assets that they control.

The following table sets forth, as of December 31, 2007, the beneficial or record ownership of the securities of the Advisor or any entity other than another registered investment company, controlling, controlled by or under common control with the Advisor. This information is provided for each independent trustee, as applicable, and his or her immediate family members.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities(2)	Percent of Class
Ann P. McDermott	McDermott Brothers, a general partnership between John H. McDermott (husband) and Robert B. McDermott (brother-in-law)	William Blair Capital Partners V, L.P.	(1)	$22,367	0.55%

		William Blair Capital Partners VI, L.P.	(1)	$132,550	0.45%

		William Blair Capital Partners VII, QP, L.P.	(1)	$866,066	0.41%

		William Blair New World Ventures, L.P.	(1)	$140,979	1.29%

(1)	Interests in limited partnerships.

(2)	Values are based on estimated fair market values as of December 31, 2007.

Brokerage and Fund Transactions. Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by the Advisor. In purchasing and selling portfolio securities, the Trust seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and research services provided by the broker. Such research services include economic forecasts and analytical, narrative and statistical reports on industries and companies for consideration by the Trust and the Advisor’s other clients.

Portfolio transactions may increase or decrease the return of a Fund depending upon the Advisor’s ability to correctly time and execute such transactions. A portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents, such as short-term corporate notes) by the portfolio’s monthly average net assets and multiplying by 100 (with all securities with maturities and expirations of one year or less excluded from the computation). A Fund’s turnover rate will also vary from year to year depending on market conditions. Since the Ready Reserves Fund’s assets are invested in securities with short (less than one year) effective maturities, its portfolio will turn over many times a year. Such securities, however, are excluded from the Securities and Exchange Commission’s required portfolio turnover rate calculations, resulting in no portfolio turnover rate for reporting purposes.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and which include the net price, the confidentiality, reliability, integrity, the size and nature of the transaction and the market in which it is to occur and any research or other services that the broker has provided. The Advisor does not consider the sale of Fund shares in selecting brokers. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained. The Advisor determines the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions) by review of comparable trades for the Advisor’s other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Advisor may assign the transaction to a broker that has furnished research services, but the Advisor has no agreement, formula or policy as to allocation of brokerage.

The Trust may pay to brokers that provide research services to the Advisor a commission higher than another broker might have charged if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Advisor’s overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research services, which are involved in portfolio transactions for the Trust and for the Advisor’s other advisory accounts, can be of benefit to both the Trust and such other accounts. The value of research services that are provided by brokers who handle portfolio transactions for the Trust cannot be precisely determined and such services are supplemental to the Advisor’s own efforts, which are undiminished thereby. The Advisor does not believe that its expenses are reduced by reason of such services, which benefit the Trust and the Advisor’s other clients. The Advisor receives research products and services from broker/dealers and third parties in the form of written reports on individual companies and industries of particular interest to the Advisor, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, and industry experts; comparative performance and evaluation and technical measurement services for issuers, industries and the market as a whole; access to and monitoring of equity valuation models; and services from recognized experts on investment matters of particular interest to the Advisor.

The Advisor may also participate in “commission sharing arrangements” and “client commission arrangements” under which the Advisor may effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Advisor. The Advisor may also utilize Electronic Communication Networks and other alternative trading platforms (collectively “ECN”) to execute trades in connection with commission sharing arrangements. In such instances, the Advisor will execute a trade with the ECN and pay a commission to the ECN. The ECN will then credit a negotiated portion of the commission to a broker as requested by the Advisor for the purpose of funding a pool to be used to pay for research services received by the Advisor from other firms. In addition, the ECN will credit a further portion of the commission to the broker for its services in administering the commission sharing arrangements. The commission sharing and client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e) as interpreted by the SEC. The Advisor believes that participating in commission sharing and client commission arrangements enable the Advisor to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer or ECN to obtain research provided by other firms. Such arrangements also help to provide the continued receipt of research services while facilitating best execution in the trading process. The Advisor also believes such research services are useful in its investment decision-making process by, among other things, providing access to a variety of high quality research, access to individual analysts, and availability of resources that might not be available to the Advisor absent such arrangements.

During the fiscal years ended December 31, 2007, 2006 and 2005 the Funds paid total brokerage fees in the amounts shown in the table below. None of the brokerage fees paid by the Funds were paid to a broker that was an affiliated person of the Trust or to a broker of which an affiliated person was an affiliated person of the Trust or of the Advisor.

	2007	2006	2005
Growth Fund	$450,865	$313,986	$420,898
Tax-Managed Growth Fund	$11,671	$7,062	$4,899
Large Cap Growth Fund	$29,869	$16,970	$16,649
Small Cap Growth Fund	$3,946,068	$4,301,818	$3,227,561
Mid Cap Growth Fund[1]	$42,782	$21,968	N/A
Small-Mid Cap Growth Fund	$159,667	$134,389	$118,103
Global Growth Fund[2]	$35,992	N/A	N/A
International Growth Fund	$10,938,493	$15,939,644	$12,069,008
Institutional International Growth Fund	$4,148,331	$4,970,445	$4,480,263
International Equity Fund	$807,182	$871,974	$430,261
Institutional International Equity Fund	$1,415,093	$1,445,595	$496,835
International Small Cap Growth Fund[3]	$1,217,244	$632,468	$70,009
Emerging Markets Growth Fund[4]	$4,554,328	$3,005,930	$410,429
Emerging Leaders Growth Fund[5]	N/A	N/A	N/A
Value Discovery Fund	$272,337	$335,134	$855,421

[1]	The total brokerage fees paid by the Mid Cap Growth Fund in 2006 are for the period from February 1, 2006 (commencement of operations) to December 31, 2006.
[2]	The total brokerage fees paid by the Global Growth Fund for 2007 are for the period from October 15, 2007 (commencement of operations) to December 31, 2007.
[3]

The total brokerage fees paid by the International Small Cap Growth Fund in 2005 are for the period from November 1, 2005 (commencement of operations) to December 31, 2005. The increase in brokerage fees from year to year for the International Small Cap Growth Fund is in proportion to the change in the Fund’s asset size.

[4]

The total brokerage fees paid by the Emerging Markets Growth Fund in 2005 are for the period from June 6, 2005 (commencement of operations) to December 31, 2005. The increase in brokerage fees from year to year for the Emerging Markets Growth Fund is in proportion to the change in the Fund’s asset size.

[5]	The Emerging Leaders Growth Fund commenced operations on March 26, 2008.

The Advisor does not use the Fund’s brokerage commissions to pay for non-research items. During the fiscal year ended December 31, 2007, the following amounts of brokerage commissions for each Fund were used to pay third parties for third party research.

Growth Fund	$30,297
Tax-Managed Growth Fund	$96
Large Cap Growth Fund	$2,301
Small Cap Growth Fund	$163,609
Mid Cap Growth Fund	$3,326
Small-Mid Cap Growth Fund	$10,831
Global Growth Fund	$0
International Growth Fund	$146,848
Institutional International Growth Fund	$41,144
International Equity Fund	$9,705
Institutional International Equity Fund	$15,974
International Small Cap Growth Fund	$2,276
Emerging Markets Growth Fund	$2,032
Emerging Leaders Growth Fund[1]	N/A
Value Discovery Fund	$1,588

[1]	The Emerging Leaders Growth Fund commenced operations on March 26, 2008.

Purchases and sales of portfolio securities for the Bond Fund, the Income Fund and the Ready Reserves Fund usually are principal transactions, either directly with the issuer or with an underwriter or market maker, with no brokerage commissions paid by the Fund. No brokerage commissions were paid by the Bond Fund, the Income Fund or the Ready Reserves Fund during the fiscal years ended December 31, 2007, 2006 and 2005. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include the spread between the bid and asked prices. The primary consideration in the allocation of transactions is prompt execution of orders in an effective manner at the most favorable price.

Generally, the investment decisions for the Funds are reached independently from those for other accounts managed by the Advisor. However, some other accounts may make investments in the same type of instruments or securities as the Funds at the same time as the Funds. Such other accounts may include private investment funds operated by the Advisor which compete directly with the Funds for securities—particularly those sold in private placements or initial public offerings (“IPOs”); the Advisor and its personnel may stand to benefit more personally from good investment performance by these private investment funds than by equivalent performance of the Funds. In those instances where the Funds and another client of the Advisor trade in the same type of instrument at the same time, the Advisor has established allocation procedures to allocate such trades among its various clients and the Funds equitably. In some cases this procedure may affect the size or price of the position obtainable for the Funds. However, it is the opinion of the Board of Trustees that the benefits available because of the Advisor’s organization outweigh any disadvantages that may arise from exposure to simultaneous transactions.

Although the Advisor may execute portfolio transactions for the Funds under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees, the Advisor or any affiliated broker-dealer of the Advisor is not compensated for executing portfolio transactions for the Funds. The Funds may purchase securities from other members of an underwriting syndicate of which the Advisor or an affiliated broker-dealer is a participant, but only under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees.

The Funds are required to identify any securities of their “regular brokers or dealers” (as defined in the 1940 Act) that the Funds have acquired during the most recent fiscal year. The following table sets forth the securities of its regular broker-dealers held by each Fund as of December 31, 2007:

Fund	Broker Dealer	Amount (in $000s)
Growth Fund	CME Group Inc.	$6,208
	Charles Schwab & Company	5,948
	MF Global Ltd.	5,529

		17,685

Tax-Managed Growth Fund	T. Rowe Price Group	$182

Large Cap Growth Fund	CME Group Inc.	$521
	Charles Schwab & Company	1,090

		1,611

Small-Mid Cap Growth Fund	Signature Bank New York	$1,295

Mid Cap Growth Fund	Affiliated Managers Group, Inc.	$2,502
	MF Global Ltd	1,747

		4,249

Global Growth Fund	Bluebay Asset Management PLC	$159
	Bovespa Holding SA	453
	CME Group Inc.	892
	Deutsche Boerse AG	730
	EFG International	137
	Eurazeo	371
	Goldman Sachs Group, Inc.	774
	Macquarie Bank Ltd	542
	Man Group PLC	636
	Partners Group Global Opportunities, Ltd	213
	T. Rowe Price Group Inc.	365

		5,272

International Growth Fund	Ashmore Group PLC	$15,500
	Allco Finance Group, LTD	13,164
	Azimut Holding SPA	19,221
	Banco Compartamos S.A. DE C.V.	13,447
	Banco Sofisa S.A.	13,817
	Bluebay Asset Management PLC	13,508
	Bolsa de Mercadorias & Futuros	8,142
	Bovespa Holding SA	48,910
	Bumiputra Commerce Holdings Bhd	48,891
	Canadian Western Bank	25,872
	EFG Eurobank Egrasias	33,595
	EFG International	33,924
	Egyptian Financial Group	29,248
	Erste Bank	34,518
	Euarazeo	45,356
	Fukuoka Financial Group, Inc.	44,221
	Housing Development Finance Corp.	27,066
	Macquarie Bank Ltd	111,595
	Man Group PLC	43,106
	National Bank of Greece	53,478
	Partners Group Global Opportunities LTD	26,538
	PT Bank Rakyat Indonesia	30,073
	Raiffeisen International Bank	79,824
	Singapore Exchange, Ltd.	60,414
	Suruga Bank	45,886

		919,314
Institutional International Growth Fund	Ashmore Group PLC	$4,398
	Allco Finance Group, LTD	3,654
	Azimut Holding SPA	5,502
	Banco Compartamos S.A. DE C.V.	3,544
	Banco Sofisa S.A.	3,684
	Bluebay Asset Management PLC	3,832
	Bolsa de Mercadorias & Futuros	2,166
	Bovespa Holding SA	13,331
	Bumiputra Commerce Holdings Bhd	13,477
	Canadian Western Bank	7,309
	EFG Eurobank Egrasias	8,934
	EFG International	8,881
	Egyptian Financial Group	8,172
	Erste Bank	9,059
	Euarazeo	12,340
	Fukuoka Financial Group, Inc.	12,030
	Housing Development Finance Corp.	7,575
	Macquarie Bank Ltd	29,319
	Man Group PLC	11,941
	National Bank of Greece	14,553
	Partners Group Global Opportunities LTD	7,489
	PT Bank Rakyat Indonesia	7,912
	Raiffeisen International Bank	21,475
	Singapore Exchange, Ltd.	16,286
	Suruga Bank	12,565

		249,428

International Equity Fund	Anglo Irish Bank Plc Bolsa de Mercadorias & Futuros	$409
	Allco Finance Group, LTD Bovespa Holding SA	2,378
	Banco Itua SA (Brazil) Bumiputra Commerce Holding Bhd	2,531
	Bancolumbia China Mercants Bank Co. Ltd	1,605
	BNP Paribas Deutsche Boerse AG	7,875
	EFG International	2,039
	Egyptian Financial Group	4,227
	Euarazeo	2,719
	Fukuoka Financial Group, Inc.	3,936
	Julius Baer Holding AG	3,602
	Macquarie Bank Ltd	4,623
	Man Group PLC	3,643
	National Bank of Greece	4,461
	PT Bank Rakyat Indonesia	2,198
	Raiffeisen International Bank	2,676
	Suruga Bank	3,166

		52,088
Institutional International Equity Fund	Anglo Irish Bank Plc	$6,221
	Allco Finance Group, LTD	2,235
	Bumiputra Commerce Holdings Bhd	2,710
	China Mercants Bank Co. Ltd	4,361
	EFG International	3,784
	Egyptian Financial Group	418
	Euarazeo	4,973
	HBOS	12,974
	Fukuoka Financial Group, Inc.	7,233
	Julius Baer Holding AG	5,187
	Macquarie Bank Ltd	13,000
	Man Group PLC	7,376
	National Bank of Greece	6,026
	Orix Corporation	13,456
	PT Bank Rakyat Indonesia	2,929
	Raiffeisen International Bank	4,201
	Suruga Bank	3,529

		100,613
International Small Cap Growth Fund	Ashmore Group PLC	$3,212
	Azimut Holdings SPA	1,858
	Banco Sofisa S.A.	2,242
	Canadian Western Bank	6,833
	Climate Exchange PLC	2,048
	Partners Group Global Opportunities, Ltd	9,213
	Surgura Bank	7,876

		33,282
Emerging Markets Growth Fund	Banco Sofisa S.A.	$5,339
	Bank of the Philippine Islands	7,492
	Bolsa de Mercadorias & Futuros	4,020
	Bovespa Holding S.A.	25,022
	Bumiputra Commerce Holding Bhd	24,961
	China Mercants Bank Co. Ltd	10,696
	Credicorp Ltd	13,101
	Egyptian Financial Group	16,561
	Grupo Financiero Banorte S.A. de C.V	11,419
	HDFC Bank	14,245
	Housing Development Finance Corp.	24,610
	PT Bank Rakyat Indonesia	21,984
	Sberbank - CLS	11,925
	Turkiye Garanti Bankasi A.S.	24,239

		215,614

Value Discovery Fund	Astoria Financial Corporation	$525
	Bank of Hawaii	616
	Citizens Banking Corporation	577
	Community Bancorp Incorporated	486
	Financial Federal Corporation	488
	First Midwest Bancorp	884
	First Niagara Financial Group	431
	Firstmerit Corporation	637
	Wilmington Trust	611

		5,255

Bond Fund	American Express	$616
	Bank of America	497
	Goldman Sachs Group, Inc.	393
	J.P. Morgan Chase	612
	Lehman Brothers Holdings	617

		2,735

Income Fund	Bank of America Corporation	$2,349
	Citigroup, Inc.	2,710
	Lehman Brothers Holdings	2,752
	Goldman Sachs Group, Inc.	2,611
	HSBC Finance Corporation	2,611
	JP Morgan Chase & Co.	2,547

		15,580

Ready Reserves Fund	US Bancorp/US Bank	$45,543
	Wells Fargo Company	44,912

		90,455

Disclosure of Portfolio Holdings. The Funds do not disseminate nonpublic information about portfolio holdings except in accordance with the Trust’s policies and procedures. The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust’s Advisor, custodian, pricing services, fund accountants, independent public accountants, attorneys, officers and trustees. In addition, a Fund’s portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities. Portfolio holding information may also be disclosed to rating agencies and companies that collect information about mutual funds (such as Morningstar, S&P and Lipper Analytical Services) only after its public disclosure.

Each Fund’s (except for the Small Cap Growth Fund and the Value Discovery Fund) complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website, www.williamblairfunds.com, on or about fifteen days after the month-end. The Small Cap Growth Fund and the Value Discovery Fund’s complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website on or about thirty days after the month-end. This posted information generally remains accessible for thirty days, until the Trust posts the information for the next calendar month to the Trust’s website. A Fund’s specific portfolio holdings may be disclosed sooner than fifteen or thirty days, as applicable, after the month-end if they are publicly disseminated (e.g., via the Trust’s website or interviews with the news media).

Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the Chief Compliance Officer for review before dissemination. Prior to such disclosure, the Chief Compliance Officer must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep information confidential and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information.

The Chief Compliance Officer provides the Board of Trustees with reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. Each Fund discloses its portfolio holdings to the extent required by law.

INVESTMENT POLICIES AND RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions for each Fund that, along with the Fund’s investment objective, cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the portfolio at a meeting where more than 50% of the outstanding voting shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the Fund. All percentage restrictions on investments apply at the time the investment is made and shall not be considered to violate the applicable limitation. There can be no assurance that a Fund will meet its investment objective.

Except as otherwise noted, the following fundamental investment restrictions apply to each Fund:

Concentration. Each Fund except the Ready Reserves Fund:

The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, (or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities.

This restriction also does not limit the Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Ready Reserves Fund: The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry; provided, however, that the Fund reserves the freedom of action to invest up to 100% of its total assets in securities or instruments issued by domestic banks, which include certificates of deposit, time deposits, bankers’ acceptances and repurchase agreements.

Senior Securities and Borrowing. The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof may permit.

Underwriting. The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Real Estate. The Fund may not purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instruments; and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein.

Commodities. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments, or investing in securities that are secured by physical commodities.

Lending. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

The following are each Fund’s non-fundamental operating policies, which may be changed by the Trust’s Board of Trustees without shareholder approval.

The Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Growth Fund, International Growth Fund, International Equity Fund, Institutional International Growth Fund, Institutional International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund and Value Discovery Fund, may not:

(1)

With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the portfolio’s total assets would be invested in the securities of that issuer or (ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

(2)	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

(3)	Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(4)	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

Under normal market conditions, the Large Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of large cap companies.

Under normal market conditions, the Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small cap companies.

Under normal market conditions, the Mid Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of medium-sized companies.

Under normal market conditions, the Small-Mid Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small and medium-sized companies.

Under normal market conditions, the Global Growth Fund ordinarily will invest at least 80% of its total assets in a diversified portfolio of common stocks which the Advisor believes have above-average growth, profitability and quality characteristics, issued by companies of all sizes worldwide and in securities convertible into, exchangeable for or having the right to buy such common stocks.

Under normal market conditions, the International Growth Fund ordinarily will invest at least 80% of its total assets in a diversified portfolio of common stocks which the Advisor believes have above-average growth, profitability and quality characteristics, issued by companies of all sizes domiciled outside the U.S., and in securities convertible into, exchangeable for or having the right to buy such common stocks.

Under normal market conditions, the International Equity Fund and the Institutional International Equity Fund will each invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.

Under normal market conditions, the International Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small companies.

Under normal market conditions, the Emerging Markets Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets’ securities.

Under normal market conditions, the Emerging Leaders Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets’ securities.

Under normal market conditions, the Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds.

Each Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy.

The Bond Fund, Income Fund and Ready Reserves Fund may not:

(1)	Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.

(2)	Purchase more than 10% of any class of securities of any issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class.

The Bond Fund and Income Fund may not:

(1)	Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(2)	Purchase common stocks.

(3)	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

The Income Fund may not:

(1)	Purchase preferred stocks, convertible preferred bonds or other equity securities.

The Ready Reserves Fund may not:

(1)	Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(2)	Invest in illiquid securities if, as a result of such investment, more than 10% of its net assets would be invested in illiquid securities.

INVESTMENT PRACTICES

The Prospectus describes each Fund’s investment objective as well as certain investment policies and investment techniques that the Fund may employ in pursuing its investment objective. The following discussion supplements the discussion contained in the Prospectus, including the Investment Glossary at the end of the Prospectus. Not all of the Funds may invest in all of the types of investments listed below.

Borrowings. Note: Presently, the Funds only intend to borrow from banks for temporary or emergency purposes. However, each Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Business Development Companies (“BDCs”). Consistent with its investment objective and policies and subject to the limitations of the 1940 Act, each Fund may invest in BDCs. BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small- and medium-sized private companies that may lack access to public equity markets for capital raising. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Funds will indirectly bear their proportionate share of any management and other expenses charged by the BDCs in which they invest.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

Collateralized Obligations. General Information on Mortgage-Backed Securities. Collateralized obligations include mortgage-backed collateralized obligations (“mortgage-backed securities”). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective duration of the mortgage-backed security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-backed security, the volatility of such mortgage-backed security can be expected to increase. For example, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce it.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which a Fund will invest will include those issued or guaranteed by GNMA, FNMA and FHLMC.

GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates (“Ginnie Mae Certificates”) that are based upon and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. Ginnie Mae Certificates represent a pro rata interest in one or more pools of eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) established a conservatorship for FNMA. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing the holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans) and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the United States Government. FNMA has limited rights to borrow from the United States Treasury.

FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. On September 7, 2008, the FHFA established a conservatorship for FHLMC. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

FHLMC guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. FHLMC also guarantees to each holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not always guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs last, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the United States Government. FHLMC has limited rights to borrow from the United States Treasury.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“private pass-throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private pass-throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private pass-throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See “Types of Credit Support,” below.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all the interest (the interest-only or “IO” class), while the other class will receive all the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed and, accordingly, may have less liquidity than other securities. A Fund will invest only in IO and PO class mortgage obligations collateralized by securities guaranteed by the United States Government.

Types of Credit Support. Mortgage-backed and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To mitigate the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based upon historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. A Fund, consistent with its investment objective and policies may invest in these and other types of asset-backed securities that may be developed in the future.

As with mortgage-backed securities, the yield characteristics of asset-backed securities differ from traditional debt securities. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See “General Information on Mortgage-Backed Securities,” above. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Although certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities, during any particular period, the predominant factors affecting prepayment rates on mortgage-backed securities and asset-backed securities may be different.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the services were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Inverse Floaters. The Bond Fund and the Income Fund may invest in mortgage derivative products like inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The income from an inverse floater may be magnified to the extent that its rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of magnification in an inverse floater, the greater the volatility in its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The coupon of an inverse floating rate note moves inversely to the movement of interest rates. In addition, mortgage-backed inverse floaters will experience approximately the same changes in average lives and durations that other comparable fixed-rate mortgage-backed bonds do when prepayments rise and fall with declines and increases in interest rates. In a rising interest rate environment, the declining coupon coupled with the increase in the average life can magnify the price decline relative to a fixed-rate obligation. Conversely, rate declines increase coupon income and gradually shorten the average life, which tends to amplify the price increase. Inverse floaters are typically priced based on a matrix.

Convertible Securities. Convertible securities, are bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Funds may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. The Bond Fund will not convert or exchange convertible securities it owns into the underlying shares of common stock.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds.

Derivative Instruments. In General. The Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Growth Fund, International Growth Fund, Institutional International Growth Fund, International Equity Fund, Institutional International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Value Discovery Fund and the Bond Fund may use derivative instruments solely for the purpose of bona fide hedging or risk management. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.”

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

Managing Risk. The Funds may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

Exchange and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor’s decision to engage in a derivative transaction will reflect its judgment that the derivative transaction will provide value to the Funds and their shareholders and is consistent with the Funds’ objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund’s entire portfolio and investment objective.

(2) Counterparty Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Funds will enter into transactions in derivative instruments only with counter parties that the Advisor reasonably believes are capable of performing under the contract.

(3) Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the hedged position are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Funds might be required by applicable regulatory requirement to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Funds were unable to close out their positions in such instruments, they might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or was closed out. The requirements might impair the Funds’ ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Funds sell a portfolio security at a disadvantageous time. The Funds’ ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

(5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside gain in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission (“CFTC”), and various state regulatory authorities. In addition, the Funds’ ability to use derivative instruments may be limited by certain tax considerations. The Funds have filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulate trading in the futures markets.

The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging the Funds’ assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Funds’ assets, as defined under the 1940 Act, the SEC has stated that the Funds may use coverage or the segregation of the Funds’ assets. To the extent required by SEC guidelines, the Funds will not enter into any such transactions unless it owns either: (1) an offsetting (“covered”) position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the extent that the position is not “covered”. The Funds will also segregate cash and/or appropriate liquid assets if required to do so by SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Funds’ assets to segregated accounts could impede portfolio management or the Funds’ ability to meet redemption requests or other current obligations.

In some cases, the Funds may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).

Options. The Funds may use options for any bona fide hedging or risk management purpose. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Funds may buy or write (sell) put and call options on assets, such as securities, currencies, futures, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Funds may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Funds to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Funds will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Funds would be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Funds will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Funds may effectively terminate a right or obligation under an option by entering into a closing transaction. For example, the Funds may terminate an obligation under a call or put option that they had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Funds may terminate a position in a put or call option they had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Funds and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Funds purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Funds as well as the loss of any expected benefit of the transaction.

The Funds’ ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Funds might be unable to close out an OTC option position at any time prior to its expiration. If the Funds were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Funds also may engage in options transactions as described above on securities indices and other financial indices and, in so doing, can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies, contracts based on financial indices, including indices of U.S. government securities or equity or foreign government securities. The Funds may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Advisor believes it is more advantageous to the Funds than purchasing the futures contract.

The Funds may use futures contracts solely for the purpose of bona fide hedging or risk management. A Fund’s primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

Although techniques other than sales and purchases of futures contracts could be used to reduce the Funds’ exposure to market or interest rate fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost through the use of futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Funds realize a gain; if it is more, the Funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Funds realize a gain; if it is less, the Funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Funds upon entering into a futures contract. Instead, at the inception of a futures contract, the Funds are required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Funds at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Funds may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Funds’ obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Funds have insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Funds were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Funds would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Funds would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Swap Agreements. The Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements and related caps, floors, and collars. The Funds will use such instruments solely for the purpose of bona fide hedging or risk management, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return or spread. The Funds also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Funds anticipate purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index exceeds a specified rate or amount, or “cap;” floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index falls below a specified level, or “floor;” and collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against movements interest or values exceeding given minimum or maximum levels.

The Bond Fund may also enter into credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk.

The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Funds’ obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash and/or other appropriate liquid assets.

Whether the Funds’ use of swap agreements will be successful in furthering their investment objectives will depend, in part, on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, they are less liquid than swaps. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Funds’ ability to use swap agreements. The swaps market is largely unregulated.

The Funds will enter swap agreements only with counter parties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Funds will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the Prospectuses, the Advisor expects additional derivative instruments and other hedging or risk management techniques to develop from time to time. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Funds’ investment objective and permitted by the Funds’ investment limitations, operating policies, and applicable regulatory authorities.

Foreign Securities. Each Fund, may invest in foreign securities. The Bond Fund the Income Fund and the Ready Reserves Fund may only invest in U.S. dollar denominated securities. The Bond Fund may invest in securities issued by foreign governments, agencies and corporations. The Income Fund may invest in securities issued by foreign corporations. Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Most of the foreign securities held by the Funds will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies.

The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging markets. For example, the costs of maintaining custody of foreign securities exceeds custodian costs for domestic securities and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income and capital gains from certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject. In addition, a Fund may invest in passive foreign investment companies (“PFICs”), which are subject to additional tax considerations, as described further in the “General Trust Information—Federal Income Tax Matters” section.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vi) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

Investments in some foreign countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to portfolio shareholders. Further, no accounting standards exist in certain foreign countries.

The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The Funds may invest in Russian securities. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), expropriation, currency exchange rate volatility, pervasiveness of corruption in the Russian economic, social and legal systems, delays in settling transactions and risk of loss arising out of Russia’s system of share registration and custody. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in many other securities markets.

Depository Receipts. Foreign securities may be purchased through depository receipts, including American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receivables (“GDRs”), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR and GDR depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders with respect to the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Forward Foreign Currency Transactions. The foreign securities held by each Fund, except the Bond Fund, the Income Fund and the Ready Reserves Fund, will usually be denominated in foreign currencies and the Funds may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by the Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have historically experienced a steady devaluation relative to the U.S. dollar. Any continued devaluations in the currencies in which a Fund’s securities are denominated may have a detrimental impact on that Fund.

A Fund may enter into forward foreign currency contracts (“forward currency contracts”) in an effort to control some of the uncertainties of foreign currency rate fluctuations. The Funds may engage in forward currency contracts as an attempt to hedge against changes in foreign currency exchange rates affecting the values of securities which the Funds hold or intend to purchase. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Funds will not engage in foreign currency contracts in which the specified future date is more than one year from the time of entering into the contract. The Funds will not enter into a forward currency contract if such contract would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds securities or other assets denominated in that currency.

The Funds may use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a foreign currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, a Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the foreign currency contract, during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Funds may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if a Fund held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a foreign currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, a Fund may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction which involves the purchase or sale of an offsetting contract. An offsetting contract terminates a Fund’s contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Funds realize a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities the Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to a Fund will depend on the ability of the Advisor to accurately predict future currency exchange rates.

Foreign Currency Futures. Each Fund, except the Bond Fund, the Income Fund and the Ready Reserves Fund, may enter into foreign currency futures. Generally, foreign futures contracts will be executed on a U.S. exchange. To the extent they are not, however, engaging in such transactions will involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic (U.S.) exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. Therefore, entities (such as the Funds) which trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, CFTC regulations, the rules of the National Futures Association or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures and, therefore, the potential profits and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract is placed and the time it is liquidated, offset or exercised.

High-Yield/High-Risk Securities. Each Fund, except the Income Fund and the Ready Reserves Fund, may invest in high-yield/high-risk securities. High-yield/high-risk securities (or “junk” bonds) are debt securities rated below investment grade by the primary rating agencies (such as Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc.). The Bond Fund may only invest up to 10% of its net assets in high-yield securities. The other Funds don’t currently expect any significant investment in high-yield securities.

High-yield securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a Fund’s net asset value.

A Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Hybrid Bonds. The Bond Fund may invest in hybrid bonds. Hybrid bonds are securities which have debt and equity characteristics. Like other bonds, hybrid bonds have periodic coupon payments and a stated maturity and the issuer pays interest pre-tax. Like equity securities, hybrid bonds fall below senior debt in an issuer’s capital structure and have features that allow the issuer to skip payments without defaulting.

Illiquid Securities. Illiquid securities are securities that are not readily marketable. The Board of Trustees, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper may be considered liquid under guidelines adopted by the Board of Trustees.

The Board of Trustees has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight for such determinations. The Board of Trustees has approved procedures that allow the Advisor to deem Section 4(2) commercial paper liquid only if the Advisor determines that there is no significant difference between Section 4(2) commercial paper and traditional commercial paper based upon an evaluation of the following characteristics: (i) market characteristics, such as the nature of the security and the nature of marketplace trades; (ii) trading characteristics, such as the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers; and (iii) the quality of the issue or issuer. With respect to a Fund’s foreign holdings or unregistered securities, a foreign or unregistered security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market or resold to institutional investors and the facts and circumstances support a finding of liquidity.

Lending. The Income Fund may from time to time lend securities (but not in excess of 75% of its assets) from its portfolio to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, U.S. Government instrumentality securities, cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (2) the portfolio may at any time call the loan and regain the securities loaned; and (3) the Advisor has reviewed the creditworthiness of the borrower and has found it satisfactory. The Funds will receive from the borrower amounts equal to the interest paid on the securities loaned and will also earn income for having made the loan. Any cash collateral will be invested in short-term securities, the income from which will increase the return to the portfolio. The risks associated with lending portfolio securities are similar to those of entering into repurchase agreements. The Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid-Cap Growth Fund, Small-Mid Cap Growth Fund, Global Growth Fund, International Growth Fund, Institutional International Growth Fund, International Equity Fund, Institutional International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Value Discovery Fund and the Bond Fund also have the authority to lend portfolio securities.

Limited Liability Companies (“LLCs”). Consistent with its investment objective and policies and subject to the limitations of the 1940 Act, each Fund may invest in common units or other securities of LLCs, including preferred units, subordinated units and debt securities. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. LLCs typically do not pay federal income tax at the entity level and are typically required by their operating agreements to distribute a large percentage of their current operating earnings. In the event of liquidation, LLC common unit holders have a right to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the counter.

New Companies. The Small Cap Growth Fund, the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund, Global Growth Fund, the International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, Emerging Leaders Growth Fund, and the Value Discovery Fund may invest their assets in the securities of companies with continuous operations of less than three years (“new companies”). Investments in new companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of new companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Funds to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Funds may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

Publicly Traded Partnerships. Publicly traded partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. The Funds may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes. These include master limited partnerships (“MLPs”) and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current law requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares. A Fund will not acquire any interests in MLPs that are believed to expose the assets of the Fund to liabilities incurred by the MLP.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. The Advisor will review and monitor the creditworthiness of broker-dealers and banks with which a Fund enters into repurchase agreements. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Restricted Securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund would be in a position where more of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), than is permitted by its investment restrictions, the Fund will take such steps as it deems advisable, if any, to protect liquidity.

Royalty Income Trusts. A royalty income trust is a trust whose securities are listed on a securities exchange, generally in Canada or the U.S., and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. Royalty income trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on royalty income trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policies adopted. As a result of distributing the bulk of their cash flow to unit holders, the ability of a royalty income trust to finance internal growth through exploration is limited. Royalty income trusts generally grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Royalty income trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Small Companies. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. These risks are intensified for investments in micro-cap companies. Investors should be aware that, based on the foregoing factors, an investment in the Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Growth Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Value Discovery Fund, and to a lesser extent, the Growth Fund, the International Growth Fund, the Institutional International Growth Fund and the Emerging Leaders Growth Fund, may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor’s research efforts may also play a greater role in selecting securities for the portfolio than in a fund that invests in larger, more established companies.

Temporary Defensive Position. Each Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed if, in the judgment of the Advisor, investments in a Fund’s usual markets or types of securities become decidedly unattractive because of current or anticipated non-normal market conditions, including adverse economic, financial, political and social factors. Generally, a Fund will remain fully invested, and the Advisor will not attempt to time the market. However, for temporary defensive purposes, a Fund may invest up to 100% of its assets in other types of securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. At such time as the Advisor determines that a Fund’s defensive strategy is no longer warranted, a Fund will adjust its portfolio back to its normal complement of securities as soon as practicable. When a Fund is invested defensively, it may not meet its investment objective.

U.S. Government Securities. There are two broad categories of U.S. government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. government securities may include “zero coupon” securities that have been stripped by the U.S. government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. government agency or instrumentality.

Interest rates on U.S. government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. government securities in a Fund’s portfolio does not guarantee the net asset value of the shares of a Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in U.S. government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. government securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Ginnie Mae Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions

Warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued or Delayed Delivery Transactions. Each Fund may purchase newly issued securities on a when-issued basis and may purchase or sell portfolio securities on a delayed delivery basis. When a Fund purchases securities on a when-issued or a delayed delivery basis, it becomes obligated to purchase the securities and it has all the rights and risks attendant to ownership of the securities, although delivery and payment occur at a later date. A Fund will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

At the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Normally, settlement occurs within one month of the purchase or sale.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring securities consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes, but each Fund reserves the right to sell these securities before the settlement date if deemed advisable. To the extent required to comply with SEC Release No. IC-10666, when purchasing securities on a when-issued or delayed delivery basis, each Fund will segregate cash or liquid securities equal to the value of such contracts.

ADDITIONAL INFORMATION ABOUT THE FUNDS

General. The public offering price of all share classes of a Fund is the next determined net asset value. No initial sales charge or contingent deferred sales charge is imposed. Since a Fund’s shares are sold without an initial sales charge, the full amount of the investor’s purchase payment will be invested in shares for the investor’s account. Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by the Distributor or the transfer agent of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see “General Trust Information” — “Determination of Net Asset Value”) and transmitted to the Distributor or the transfer agent prior to a specified time before the start of the next business day will be confirmed at a price based on the net asset value determined on the day the order was received by the dealer or financial services firm (“trade date”). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds’ shares. Some may establish a higher minimum investment requirement than established by the Funds. Firms may arrange with their clients for other investments or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients’ return. Firms also may hold the Funds’ shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds’ transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Distributor for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their client’s accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and reimbursement of cash dividends. Such firms may receive compensation from the Funds through the Distributor for these services. This Statement of Additional Information should be read in connection with such firms’ material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this Statement of Additional Information and reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Trust has authorized certain members of the NASD, other than the Distributor to accept purchase and redemption orders for the Funds’ shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Funds’ behalf. Orders for purchase or redemption will be deemed to have been received by the Trust when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Trust and the broker, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Trust and the Distributor each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trust and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

Summary of Fees Paid to William Blair & Company, L.L.C. for Class N Shares. In addition to the advisory fee, under a Distribution Plan, the Funds (except for the Ready Reserves Fund) pay a distribution fee to the Distributor, payable monthly, at the annual rate of 0.25% of average daily net assets of each Fund (0.15% of the Bond Fund and the Income Fund) attributable to Class N shares. The fee is accrued daily as an expense of Class N shares. Under separate Shareholder Administration Agreements, Class N shares of the Global Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund and the Bond Fund also pay a shareholder administration fee, payable monthly, at an annual rate of 0.15% of average daily assets attributable to each Fund’s Class N shares.

Under the Service Agreement, the Ready Reserves Fund pays a shareholder service fee to the Advisor, payable monthly, at the annual rate of 0.35% of average daily net assets of the Fund attributable to Class N shares. The fee is accrued daily as an expense of Class N shares.

Summary of Fees Paid to William Blair & Company, L.L.C. for Class I Shares. In addition to the advisory fee, the Funds do not pay a distribution fee for Class I shares. Under separate Shareholder Administration Agreements, Class I shares of the Global Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, Emerging Leaders Growth Fund and the Bond Fund pay a shareholder administration fee, payable monthly, at an annual rate of 0.15% of average daily net assets attributable to each Fund’s Class I shares.

Summary of Fees Paid to William Blair & Company, L.L.C. for Institutional Shares. The Institutional International Growth Fund, the Institutional International Equity Fund and Institutional Class shares of the Global Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund and the Bond Fund pay the advisory fee but do not pay a distribution or shareholder administration fee.

Share Certificates. Share certificates will not be issued for any share class of the Funds.

Suspension of Redemption or Delay in Payment. The Trust may not suspend the right of redemption or delay payment on its shares for more than seven days except (a) during any period when the New York Stock Exchange is closed (other than on weekends and customary holidays); (b) when trading in the markets that the portfolio normally utilizes is restricted or any emergency exists as determined by the SEC, so that disposal of a Fund’s investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC may permit by order for protection of the Trust’s shareholders.

Special Redemptions. Although it is the present policy of all of the Funds to redeem shares in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment of large redemptions were made wholly in cash, the Funds will pay the redemption price in whole or in part by a distribution of portfolio instruments in lieu of cash, in conformity with the applicable rules of the SEC, taking such instruments at the same value used to determine net asset value and selecting the instruments in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving instruments and selling them before their maturity could receive less than the redemption value of such instruments and could also incur transaction costs. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem portfolio shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the portfolio during any 90-day period for any one shareholder of record. Distributions of portfolio instruments in redemption of shares is a taxable event for federal income tax purposes.

Exchange Privilege. Shareholders of Class N and Class I shares may exchange their shares for shares of the corresponding class of other William Blair Funds in accordance with the provisions below.

Class N Shares. Class N shares of the William Blair Funds may be exchanged for each other at their relative net asset values.

Class I Shares. Class I shares of the William Blair Funds may be exchanged for each other at their relative net asset values. Class I shares may also be exchanged for Class N shares of the Ready Reserves Fund. Shareholders who purchase Class I shares of the Emerging Leaders Growth Fund solely because they have a brokerage account with William Blair & Company, L.L.C. may only exchange their Class I shares of the Emerging Leaders Growth Fund for Class N shares of another William Blair Fund. Additionally, clients of William Blair & Company, L.L.C. whose shares were converted into Class I shares on September 30, 1999 may exchange their Class I shares only for the Class I shares of another Fund whose shares they held on September 30, 1999 and which shares were converted into Class I shares; otherwise, such clients may only exchange their Class I shares for Class N shares of another Fund.

General. Exchanges will be effected by redeeming your shares and purchasing shares of the other William Blair Fund or William Blair Funds requested. Shares of a William Blair Fund with a value in excess of $1 million acquired by exchange from another William Blair Fund may not be exchanged thereafter until they have been owned for 15 days (the “15 Day Hold Policy”). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The Funds reserve the right to reject any exchange order for any reason, including excessive, short-term (market timing) or other abusive trading practices which may disrupt portfolio management. Exchanges within 60 days of purchase from Class N or Class I shares of the William Blair international funds will be subject to a 2.00% redemption fee, and exchanges within 60 days of purchase from Class N or Class I shares of the William Blair domestic equity funds will be subject to a 1.00% redemption fee. The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other Funds from dealers, other firms or the Distributor. Exchanges may be accomplished by a written request to William Blair, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Distributor will honor requests by telephone subject to the limitations on liability under “HOW TO EXCHANGE SHARES (BY MAIL OR BY TELEPHONE) – By Telephone” found in the Prospectus. During periods when it is difficult to contact the Distributor by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for the Funds that are available for sale in the shareholder’s state of residence.

GENERAL TRUST INFORMATION

Determination of Net Asset Value. For each Fund, net asset value is determined as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m., Central time (4:00 p.m. Eastern time). Net asset value is not determined on the days that the New York Stock Exchange is closed, which generally includes the observance of New Year’s Day, Dr. Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the net asset value for the Ready Reserves Fund is not calculated on the observance of Columbus Day and Veteran’s Day. Net asset value is not required to be computed on a day when no orders to purchase shares were received and no shares were tendered for redemption.

Ready Reserves Fund. As mentioned in the prospectus, the Ready Reserves Fund values its portfolio instruments at amortized cost in accordance with Rule 2a-7 under the 1940 Act, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount), rather than at current market value. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid price for such securities.

If a deviation of one-half of one percent or more were to occur between the net asset value per share calculated by reference to market values and the portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees determined would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund’s net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they held shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

The Ready Reserves Fund has never had a deviation of one-half of one percent or more between its net asset value per share calculated by reference to market values and its $1.00 per share net asset value; therefore, no Board actions of the type described above have been taken. To use the amortized cost method of valuation, the Fund is limited to investing in instruments that the Board of Trustees has determined present minimal credit risks and that are within certain rating categories of a nationally recognized statistical rating organization.

Domestic Equity Securities. The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

Foreign Equity Securities. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset value could cause the value of international securities to no longer be representative or accurate, and as a result, necessitates that such securities be fair valued on a daily basis. Accordingly, for international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (3:00 p.m. Central time), the Funds use an independent pricing service on a daily basis to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, the Funds’ value for a security may be different from the last sale price (or the latest bid price). The independent pricing service may not provide a fair value price for all international securities owned by a Fund trading on a foreign exchange or market that closes before the close of regular trading on the New York Stock Exchange. For these securities and all other foreign securities, the value of the security is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price.

Fixed-Income Securities. Fixed-income securities are valued by using market quotations or independent pricing services that use either prices provided by market-makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Other Securities and Assets. Other securities, and all other assets, including securities for which a market price is not available, is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Federal Income Tax Matters. The following is intended to be a general summary of certain federal income tax consequences of investing in one or more Funds. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Fund Taxation. Each series (Fund) of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected, or intends to qualify and elect, to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify in the future. As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the amount and timing of its distributions and the diversification of its assets, each Fund generally will not be subject to federal income tax on its taxable income (including net short-term and net long-term capital gains) that is distributed to shareholders in accordance with the requirements of the Code. However, a Fund would be subject to federal income tax (currently at a maximum rate of 35%) on any undistributed taxable income.

In order to qualify as a regulated investment company, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer, of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnerships.

Each Fund intends to declare and make distributions during the calendar year of an amount sufficient to prevent imposition of a nondeductible 4% federal excise tax. The required distribution generally is the sum of (1) at least 98% of a Fund’s ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of such calendar year, and (3) the sum of all undistributed ordinary income and capital gain net income from any prior year, less any over-distribution from any prior year.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, a Fund’s distributions, to the extent derived from its current or accumulated earning and profits, would generally constitute dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders. Furthermore, individual and other non-corporate shareholders generally would be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2010, provided certain holding period and other requirements are satisfied.

If a Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Funds may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues, as discussed above.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Special tax provisions may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of a Fund’s securities. Specifically, the mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain forward contracts, futures and foreign currency futures held by a Fund at the end of its taxable year. Under these provisions, 60% of any gain or loss deemed to be recognized will generally be treated as long-term capital gain or loss, and 40% of any gain or loss will generally be treated as short-term capital gain or loss. Although certain foreign currency forward contracts and foreign currency futures contracts are marked-to-market, any gain or loss related to foreign currency fluctuations is generally treated as ordinary income or loss under Section 988 of the Code (see below). In addition, the straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the portfolio has unrealized gains in offsetting positions at year end. Furthermore, a Fund’s entry into a short sale transaction, an option, or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing such Fund to realize gain, but not loss, on the position.

Each Fund may invest to a limited degree in publicly traded partnerships that are treated as partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is included in the sources of income from which a Fund may derive 90% of its gross income. However, at the end of each quarter in its taxable year, no more than 25% of the value of a Fund’s total assets may be invested in securities of qualified publicly traded partnerships. For federal income tax purposes, a Fund will be taxable on its allocable share of an MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements imposed upon regulated investment companies and to avoid federal income and excise taxes. Distributions from an MLP to a Fund will constitute a return of capital to the extent of the Fund’s basis in the MLP. If a Fund’s basis is reduced to zero, distributions will constitute capital gains for federal income tax purposes.

Each Fund may invest to a limited degree in royalty income trusts. Distributions from such trusts will be treated as dividend income eligible under the 90% income test described above if the trust is treated as a corporation for U.S. federal income tax purposes. The Funds intend to invest only in royalty income trusts treated as corporations for U.S. federal income tax purposes.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions that involve foreign currency-denominated securities, certain foreign currency options, foreign currency forward contracts, foreign currencies or payables or receivables denominated in a foreign currency are generally subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if a Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased.

If a Fund receives an “excess distribution” with respect to stock in a passive foreign investment company (“PFIC”), the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in certain circumstances, a Fund generally would be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Funds have elected, or intend to elect, to mark-to-market their investments, if any, in PFICs. A Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

Shareholder Taxation. Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income. For taxable years beginning prior to January 1, 2011, distributions of “qualified dividend income,” as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 15%, without regard to how long a shareholder has held shares of a Fund. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after December 31, 2010 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. Dividends paid by a Fund may qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by the Funds are not eligible for the dividends received deduction when distributed to the Funds’ shareholders.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund’s shareholders to be treated as qualified dividend income, the Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distribution it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such a period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (TIN), certify that it is correct, and certify that he, she or it is not subject to backup withholding under IRS regulations. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The Global Growth Fund, the International Growth Fund, the Institutional International Growth Fund, the International Equity Fund, the Institutional International Equity Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund and the Emerging Leaders Growth Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders. To be eligible for this credit, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or securities in foreign corporations, and the Fund must have distributed at least 90% of its (i) investment company taxable income (determined without regard to the deduction for dividends paid) and (ii) net tax-exempt interest income, if any, for such taxable year.

If a Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. Instead, each shareholder would include in his, her or its gross income, and treat as paid by such shareholder, his, her or its proportionate share of the foreign taxes paid by the Fund and may take either a credit or deduction (as applicable) for such foreign taxes on his, her or its federal income tax return, subject in each case to certain limitations contained in the Code. No deduction may be claimed by a shareholder who does not itemize deductions for federal income tax purposes.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the Global Growth Fund, the International Growth Fund, the Institutional International Growth Fund, the International Equity Fund, the Institutional International Equity Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund and the Emerging Leaders Growth Fund, the Board of Trustees will promptly review such Funds’ policies to determine whether significant changes in its investments are appropriate.

Other Taxes. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding the application of federal, foreign, state and local taxes to their particular situation.

Non-U.S. investors who invest in the Funds when such investment is not treated as being effectively connected with the conduct of a U.S. trade or business, will generally be subject to U.S. federal income tax treatment that is different from that described above and in the Prospectuses. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as dividends and certain other payments from the Funds, and must provide the Funds with an effective IRS Form W-8 or authorized substitute for Form W-8. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Funds.

Retirement Plans. The Trust offers a variety of retirement investment programs whereby contributions are invested in shares of the Trust’s Funds and any income dividends or capital gain distributions are reinvested in additional full and fractional shares of the Fund.

The discussion below is a general summary of certain federal income tax rules pertaining to specific qualified retirement plans and accounts. These rules are complex and subject to many conditions and limitations. Investors are advised to consult with a tax professional regarding the application of these rules to their particular circumstances.

Individual Retirement Accounts. One type of tax-deferred retirement plan that may hold shares in the Funds is an Individual Retirement Account (“IRA”). There are two kinds of IRAs that an individual may establish: traditional IRAs and Roth IRAs. With a traditional IRA, an individual may be able to make a deductible contribution of up to the lesser of $5,000 (or $6,000 for those persons age 50 or older before the close of the taxable year) or the amount of the individual’s earned income. However, an individual can make deductible contributions to a traditional IRA only if he or she is under the age of 70 1/2 during the taxable tax year in which the contribution is made. In addition, an individual who is (or who has a spouse who is) an active participant in an employer-sponsored retirement plan may not be able to deduct the full amount of the IRA contributions; the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual’s (and spouse’s, if applicable) adjusted gross income for the year. Even if an individual is not permitted to make a deductible contribution to an IRA for a taxable year, the individual may be able to make nondeductible contributions up to the lesser of $5,000 (or $6,000 for those 50 and over) or 100% of earned income for that year. A spouse may also contribute up to $5,000 (or $6,000 for those 50 and over) into his or her own IRA, subject to certain limitations. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan may generally be rolled over into a traditional IRA tax-free if such amounts are rolled over within 60 days after receipt of the distribution. Rollovers may be subject to a 20% withholding, unless there is direct trustee-to-trustee transfer.

With a Roth IRA, an individual may make only nondeductible contributions; an individual can make contributions equal to the lesser of $5,000 (or $6,000 for those age 50 and older) or the amount of the individual’s earned income for any taxable year, reduced by the amount of contributions for the tax year made to all other IRAs, but only if the individual’s (and spouse’s, if applicable) modified adjusted gross income for the year is less than $101,000 for single individuals or $159,000 for married individuals. The maximum contribution amount phases out and falls to zero between $101,000 and $116,000 for single persons, and between $159,000 and $169,000 for married persons filing jointly and between $0 and $10,000 for married persons filing separately. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2, unlike traditional IRAs. Distributions from a Roth IRA that satisfy certain requirements will not be includable in income when received. Distributions of earnings not satisfying these requirements will generally be taxable. Certain taxpayers with adjusted gross income of $100,000 or less generally may convert a traditional IRA into a Roth IRA. The amounts that are converted from a traditional IRA to a Roth IRA are taxable in the year of conversion; however, excluded from federal income tax would be those amounts attributable to nondeductible or “after-tax” contributions.

Under the Code, an investor has at least seven days in which to revoke an IRA after receiving certain explanatory information about the plan. Individuals who have received distributions from certain qualified plans may roll over all or part of such distributions into an IRA, which will generally defer taxes on the distributions and shelter investment earnings.

Coverdell Education Savings Account. Coverdell Education Savings Accounts, formerly known as an education IRA (“CESA”), provides a method for saving for education expenses of a child; it is not designed for retirement savings. Generally, amounts held in a CESA may be used to pay for qualified higher education expenses at an eligible (post-secondary) educational institution and can also be used to cover certain qualified elementary and secondary expenses. An individual may contribute to a CESA for the benefit of a child under 18 years old if the individual’s income does not exceed certain limits. The maximum contribution for the benefit of any one child is $2,000 per year. Contributions are not deductible, but earnings accumulate tax-free until withdrawal, and withdrawals used to pay qualified education expenses of the beneficiary (or transferred to a CESA of a qualified family member) generally will not be taxable. Certain other withdrawals may be subject to tax. This income exclusion, however, may be reduced or not available in any year in which the HOPE Credit or the Lifetime Learning Credit is claimed.

Please call the Trust to obtain information regarding the establishment of an IRA, Roth IRA or CESA. An IRA plan custodian may charge fees in connection with establishing and maintaining such accounts. An investor should consult with a competent tax advisor for specific advice concerning his or her tax status and the possible benefits of establishing one or more IRAs and/or CESAs. The description above is very general in nature; there are numerous other rules applicable to these plans to be considered before establishing one.

Simplified Employee Pension Plans. An employer may establish a Simplified Employee Pension (SEP) plan under which the employer makes contributions to all eligible employees’ IRAs. The Funds’ shares may be used for this purpose.

Qualified Retirement Plans. A corporation, partnership or sole proprietorship may establish a defined contribution retirement plan (such as a qualified money purchase pension or profit sharing plan) and make contributions for each participant up to the lesser of each participant’s gross compensation or $46,000, or such lower limits as may be established by the terms of a plan. Such contributions may be made by the employer and, if certain conditions are met, participants may also make nondeductible voluntary contributions.

Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be “rolled over.” The 20% withholding requirement, however, does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders are advised to consult with a tax professional regarding this requirement.

Shareholders should consult their tax advisors about the application of the provisions of tax law in light of their particular tax situations before investing in the Funds and before setting up a qualified retirement plan.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606. Ernst & Young audits and reports upon the Trust’s annual financial statements, reviews certain regulatory reports, reviews the Trust’s Federal and state tax returns and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

Legal Counsel. Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is the counsel to the Trust and the independent trustees of the Trust.

Custodian. The Trust’s custodian, State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust, as well as certain bookkeeping, data processing and administrative services pertaining to the Trust’s operations, including compliance monitoring and preparation of the Trust’s tax returns. The Advisor pays State Street’s compliance monitoring fees. The custodian for IRAs may be State Street.

Transfer Agent Services. Boston Financial Data Services, Inc. (“BFDS”), 2 Heritage Drive, North Quincy, Massachusetts 02171, is the Trust’s transfer agent and dividend-paying agent. BFDS, as the shareholder service agent, provides certain bookkeeping, data processing and administrative services pertaining to the maintenance of shareholder accounts.

Reports to Shareholders. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHAREHOLDER RIGHTS

The Funds are eighteen series currently established by the Trust. All shares of each William Blair Fund have equal rights with respect to dividends, assets and liquidation of a portfolio and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of trustees, to elect all the trustees. All shares of each Fund will be voted in the aggregate, except when a separate vote by a Fund is required under the 1940 Act. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights.

Under Delaware law, the Trust generally is not required to hold annual shareholders’ meetings. Upon the written request of ten or more shareholders that have held Trust shares for at least six months in an amount equal to the lesser of 1% of the outstanding shares or $25,000, the Trust will either disseminate appropriate materials (at the expense of the requesting shareholders) or provide such shareholders access to a list of names and addresses of all shareholders of record. The written notice must state that the shareholders making such request wish to communicate with the other shareholders to obtain the signatures necessary to demand a meeting to consider removal of a trustee. The Trust will hold shareholders’ meetings when requested to do so in writing by one or more shareholders collectively holding at least 10% of the shares entitled to vote, such request specifying the purpose or purposes for which each meeting is to be called, or when determined by a majority of the Board of Trustees in their discretion. Shareholders’ meetings also will be held in connection with the following matters: (1) the election or removal of trustees, if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust; (4) certain amendments to the Declaration of Trust; (5) any merger, consolidation or sale of assets; (6) incorporation of the Trust; and (7) such additional matters as may be required by law, the Declaration of Trust, the By-Laws of the Trust or any registration of the Trust with the SEC or any state, or that the trustees may consider necessary or desirable, such as changes in fundamental investment objectives, policies or restrictions.

The trustees serve until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of their successors or until a director sooner dies, resigns, retires, or is removed by a majority vote of the shares entitled to vote or by a majority of the trustees. In accordance with the 1940 Act, the Trust will hold a shareholders’ meeting for the election of trustees at such time that (1) less than a majority of the trustees has been elected by the shareholders and (2) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders. A trustee may be removed from office by a vote of the holders of a majority of the outstanding shares entitled to vote.

TRUST HISTORY

The Trust is a Delaware statutory trust organized under a Declaration of Trust dated September 3, 1999. The Trust was formerly organized as a Maryland corporation on September 22, 1987 under the name of William Blair Ready Reserves, Inc. (the “Company”). On April 30, 1991, a reorganization of the Company and Growth Industry Shares, Inc., a Maryland corporation, occurred such that Growth Industry Shares, Inc. was reorganized into a separate portfolio of the Company, now the Growth Fund, and the Company changed its name to William Blair Mutual Funds, Inc. On December 15, 1999, the Company was reorganized into the Trust and changed its name to William Blair Funds. The Trust operates as an open-end, management type investment company, as defined in the 1940 Act. Presently, the Trust is offering shares of the eighteen Funds described in the prospectuses, all of which are diversified portfolios. The Board of Trustees of the Trust may, however, establish additional portfolios with different investment objectives, policies and restrictions in the future.

FINANCIAL INFORMATION OF THE TRUST

The Trust’s audited financial statements, including the notes thereto, contained in the Trust’s annual reports to shareholders for the period ended December 31, 2007, and report of independent registered public accounting firm are incorporated herein by reference. The unaudited financial statements, including the notes thereto, contained in the Trust’s semi-annual reports to shareholders for the period ended June 30, 2008 are incorporated herein by reference. Additional copies of the reports to shareholders may be obtained without charge by writing or calling the Trust.

APPENDIX A -

DESCRIPTION OF MONEY MARKET INSTRUMENTS

The following information includes a description of certain money market instruments in which the Ready Reserves Fund portfolio may invest to the extent consistent with its investment objective.

United States Government Securities. These include marketable securities issued by the United States Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the United States Government and are backed by the full faith and credit of the United States. They differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Government Agency Securities. These include debt securities issued by government-sponsored enterprises, federal agencies or instrumentalities and international institutions. Such securities are not direct obligations of the U.S. Treasury but involve some government sponsorship or guarantees. Different instruments have different degrees of government backing. For example, securities issued by the FNMA are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by the Student Loan Marketing Association are supported only by the credit of the agency that issued them. Thus, the Fund may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Short-Term Corporate Debt Instruments. These include commercial paper (including variable amount master demand notes), which refers to short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. In addition, some short-term paper, which can have a maturity exceeding nine months, is issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). The Ready Reserves Fund portfolio may invest in Section 4(2) paper with maturities of twelve months or less. Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower’s consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis in accordance with a stated short-term interest rate benchmark. Since the interest rate of a variable amount master demand note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Fund values such a note in accordance with the amortized cost basis at the outstanding principal amount of the note.

Also included are nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than 397 days remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become quite liquid, have considerably less market value fluctuations than longer term issues and are traded as money market securities.

Bank Money Instruments. These include instruments such as certificates of deposit, time deposits and bankers’ acceptances. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A time deposit is a non-negotiable deposit in a banking institution earning a specified interest rate over a given period of time. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (e.g., a mutual fund) acquires ownership of an obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a

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fixed rate of return insulated from market fluctuations during such period. The underlying securities will consist only of U.S. Government or government agency or instrumentality securities.

Repurchase agreements usually are for short periods, typically less than one week. Repurchase agreements are considered to be loans under the 1940 Act, with the security subject to repurchase, in effect, serving as “collateral” for the loan. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller because of bankruptcy or otherwise, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

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APPENDIX B - RATINGS OF DEBT OBLIGATIONS

COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

“B” - Issue has only a speculative capacity for timely payment.

“C” - Issue has a doubtful capacity for payment.

“D” - Issue is in payment default. The “D” category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired when S& P believes such payments will be made during such grace period.

“D” - Securities are in actual or imminent payment default.

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2” - Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

“F-S” - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

Fitch Ratings’ short-term ratings apply generally to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for commercial paper:

“Not Prime” - Issuer does not fall within any of the Prime rating categories.

“Prime-1” - Issuer or related supporting institutions are considered to have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” - Issuer or related supporting institutions have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

CORPORATE LONG-TERM DEBT RATINGS

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C” - Debt is regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - Debt is more vulnerable to non-payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to non-payment.

“C” - The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S& P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” - Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (-) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch Ratings for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB” - Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

“B” - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

“CCC” - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

“CC” - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

“C” - Bonds are in imminent default in payment of interest or principal.

“DDD,” “DD” and “D” - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these securities, and “D” represents the lowest potential for recovery.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “C” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

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